      As filed with the Securities and Exchange Commission
                      on December 28, 1998

                                            File No. 33-12988
                                                    811-05088

               Securities and Exchange Commission
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.

                Post-Effective Amendment No. 32
                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 34



                     THE ALLIANCE PORTFOLIOS
       (Exact Name of Registrant as Specified in Charter)
       1345 Avenue of the Americas, New York, N.Y.  10105
                         (800) 221-5672
      (Registrant's Telephone Number, including Area Code)


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
       1345 Avenue of the Americas, New York, N.Y.  10105
             (Name and address of Agent for Service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)
         immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1)
      X  on March 1, 1999 pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                           Location in Prospectuses
                                        (Caption)
PART A

    Item 1.   Front and Back Cover Pages..........Cover Pages

    Item 2.   Risk/Return Summary:
              Investments, Risks, and
              Performance.........................Risk/Return
                                                  Summary

    Item 3.   Risk/Return Summary:
              Fee Table...........................Risk/Return
                                                  Summary

    Item 4.   Investment Objectives,
              Principal Investment Strategies,
              And Related Risks...................Other
                                                  Information
                                                  About the
                                                  Fund's
                                                  Objectives,
                                                  Strategies, and
                                                  Risks

    Item 5.   Management's Discussion of
              Fund Performance....................Not Applicable

    Item 6.   Management, Organization,
              And Capital Structure...............Management of
                                                  the Fund

    Item 7.   Shareholder Information.............Purchase and
                                                  Sale of Shares

    Item 8.   Distribution Arrangements...........Distribution
                                                  Arrangements

    Item 9.   Financial Highlights
              Information.........................Financial
                                                  Highlights

PART B                                 Location in Statements
                                       Of Additional Information
                                       (Caption)

    Item 10.  Cover Page and
              Table of Contents...................Cover Page

    Item 11.  Fund History........................Description of
                                                  the Fund;
                                                  General
                                                  Information

    Item 12.  Description of the Fund And
              Its Investments and Risks...........Investment
                                                  Objectives and
                                                  Policies;
                                                  Investment
                                                  Restrictions

    Item 13.  Management of the Fund..............Management of
                                                  the Fund

    Item 14.  Control Persons and Principal
              Holders of Securities ..............Management of
                                                  the Fund

    Item 15.  Investment Advisory and Other
              Services............................Management of
                                                  the Fund

    Item 16.  Brokerage Allocation and
              Other Practices.....................General
                                                  Information

    Item 17.  Capital Stock and Other
              Securities..........................Daily
                                                  Dividends -
                                                  Determination
                                                  of Net Asset
                                                  Value; General
                                                  Information

    Item 18.  Purchase, Redemption and Pricing
              of Shares...........................Purchase and
                                                  Redemption of
                                                  Shares; Daily
                                                  Dividends -
                                                  Determination
                                                  of Net Asset
                                                  Value

    Item 19.  Taxation of the Fund................Taxes

    Item 20.  Underwriters........................General
                                                  Information

    Item 21.  Calculation of Performance Data.....General
                                                  Information

    Item 22.  Financial Statements................Financial
                                                  Statements

                          THE ALLIANCE
                           BOND FUNDS

                           PROSPECTUS

                          March 1, 1999


                      U.S. GOVERNMENT FUNDS
           --Alliance Short-Term U.S. Government Fund
                   --U.S. Government Portfolio
           --Alliance Limited Maturity Government Fund

                          MORTGAGE FUND
           --Alliance Mortgage Securities Income Fund

                        MULTI-MARKET FUND
                  --Multi-Market Strategy Trust
                        GLOBAL BOND FUNDS
        --Alliance North American Government Income Trust
            --Alliance Global Dollar Government Fund
            --Alliance Global Strategic Income Trust

                      CORPORATE BOND FUNDS
                   --Corporate Bond Portfolio
                   --Alliance High Yield Fund



The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                        TABLE OF CONTENTS

                                                             PAGE


RISK/RETURN SUMMARY

GLOSSARY

DESCRIPTION OF THE FUNDS
    Investment Objectives and Policies
    Description of Investment Practices
    Additional Risk Considerations

MANAGEMENT OF THE FUNDS

PURCHASE AND SALE OF SHARES
    How The Funds Value Their Shares
    How To Buy Shares
    How to Exchange Shares
    How To Sell Shares

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTION ARRANGEMENTS

GENERAL INFORMATION

FINANCIAL HIGHLIGHTS

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $___ billion in assets under management as of December 31, 1998. Alliance provides investment management services to employee benefit plans for ___ of the FORTUNE 100 companies.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Bond Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, risks, and fees. More detailed descriptions of the Funds can be found further back in the Prospectus. Please be sure to read the more complete descriptions of the Funds following this summary, including the risks associated with investing in the Funds, BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

    -- how the Fund's average annual returns for one, five, and 10 years (or, if less, the life of the Fund) compare to those of a broad based securities market index; and

    -- changes in the Fund's performance from year to year over 10 years or, if less, the life of the Fund.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

    --   You may gain or lose money by investing in a Fund.

    -- An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit
         Insurance Corporation or any other government agency.

U.S. GOVERNMENT FUNDS

The U.S. Government Funds offer investors high current income consistent with the preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

    -- OBJECTIVE: The Fund's investment objective is high current income consistent with the preservation of capital by investing primarily in a portfolio of U.S.
         Government securities.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in U.S. Government securities, including repurchase agreements and forward commitments relating to U.S. Government securities. The Fund also may invest a portion of its assets in securities of non-governmental issuers. The Fund normally maintains an average dollar-weighted maturity of not more than three years

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

U.S. GOVERNMENT PORTFOLIO

    -- OBJECTIVE: The Fund's investment objective is a high level of current income that is consistent with prudent investment risk.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in U.S. Government securities, including repurchase agreements and forward contracts relating to U.S. Government securities. The Fund also may invest in non-U.S. Government mortgage-related and asset-backed securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

ALLIANCE LIMITED MATURITY GOVERNMENT FUND

    -- OBJECTIVE: The Fund's investment objective is the highest level of current income consistent with low volatility of net asset value.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities. The Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on Alliance's assessment of relative yields on securities of different maturities and the expected effect of changes in interest rates on the market value of the Fund's portfolio. At all times, however, each of the Fund's securities has either a remaining maturity of not more than 10 years or a duration not exceeding that of a ten-year Treasury note.

         The Fund also may invest up to 35% of its total assets in:

         - high-quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities;
         -    treasury securities issued by private issuers;
         - certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks with assets of more than $1 billion;
         - higher quality commercial paper or, if unrated, commercial paper issued by companies that have high quality debt issues outstanding; and
         -    high-quality debt securities of corporate issuers.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

MORTGAGE FUND

ALLIANCE MORTGAGE SECURITIES INCOME FUND

    -- OBJECTIVE: The Fund's investment objective is a high level of current income to the extent consistent with prudent investment risk.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of mortgage-related securities, including collateralized mortgage obligations or CMO's. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

         The Fund also may invest up to 35% of its total assets in:

         -    U.S. Government securities;
         -    qualifying bank deposits;
         - prime commercial paper or, if unrated, commercial paper issued by companies that have high-quality debt issues outstanding;
         - high-grade debt securities secured by mortgages on commercial real estate or residential rental properties; and
         -    high-grade asset-backed securities.


              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

MULTI-MARKET FUND

ALLIANCE MULTI-MARKET STRATEGY TRUST

    -- OBJECTIVE: The Fund's investment objective is the highest level of current income that is available consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies.

         The Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. The Fund may use significant borrowings for leverage. The Fund also may:

         -    use derivatives strategies;
         - invest in prime commercial paper or unrated paper of equivalent quality;
         -    enter into repurchase agreements; and
         - invest in variable, floating, and inverse floating rate securities.


              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

GLOBAL BOND FUNDS

The Global Bond Funds offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

    -- OBJECTIVE: The Fund's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada, or Mexico.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in debt securities issued or guaranteed by;
         (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada and Mexico; and (iii) the provincial governments of Canada and Mexico. The Fund also invests significantly in comparable Argentine debt securities. The Fund also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each countries' currency, but at least 25% of the Fund's investments are in U.S. Dollar-denominated securities. The average weighted maturity of the Fund's portfolio is expected to vary between one year or less and 30 years.

         The Fund may use significant borrowings for leverage.
         The Fund also may:
         -    use derivative strategies; and
         - invest in variable, floating, and inverse floating rate instruments.


              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                   1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

    -- OBJECTIVE: The Fund's investment objective is a high level of current income and, secondarily, capital appreciation.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in sovereign debt obligations. The Fund invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Fund limits its investments in sovereign debt obligations of any one country to no more than 25% of its total assets.

         The Fund may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed income securities.
         All of the Fund's investments will be in U.S. Dollar-denominated sovereign debt obligations and fixed income securities. The Fund also may invest up to 30% of its assets in emerging markets or developing countries, including Argentina, Brazil, Mexico, Morocco, the Philippines, Russia, and Venezuela.

         The average weighted maturity of the Fund's investments is:

         -    for U.S. fixed-income securities, nine to 15 years;
         - for non-U.S. fixed-income securities, 15 to 25 years; and
         - for sovereign debt obligations, longer than 25 years.

         The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage.
         The Fund also may:

         -    use derivatives strategies;
         -    invest in structured securities;
         - invest in fixed and floating rate loans to sovereign debt issuers;
         -    enter into repurchase agreements; and
         - invest in variable, floating, and inverse floating rate securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

ALLIANCE GLOBAL STRATEGIC INCOME TRUST

    -- OBJECTIVE: The Fund's investment objective is primarily a high level of current income and, secondarily, capital appreciation.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in fixed-income securities of U.S. and non-U.S. companies, U.S. Government and foreign government securities, and supranational entities. The Fund's foreign investments are generally denominated in foreign currencies. The Fund, however, generally seeks to hedge currency risk. The Fund normally invests at least 65% of its total assets in fixed-income securities of companies located in at least three countries, one of which may be the United States. The Fund limits its investments in any one foreign country to 25% of its total assets.

         The Fund invests at least 65% of its total assets in investment grade securities, but also may invest up to 35% of its assets in lower-rated securities. The average weighted maturity of the Fund's investments varies between five and 30 years.

         The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage.
         The Fund also may:

         -    use derivatives strategies;
         -    invest in structured securities;
         - invest in Eurodollar instruments and foreign currencies;
         - invest in asset-backed and mortgage-related securities;
         -    enter into repurchase agreements; and
         - invest in floating, variable, and inverse floating rate securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

CORPORATE BOND FUNDS

CORPORATE BOND PORTFOLIO

    -- OBJECTIVE: The Fund's investment objective is primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in investment grade corporate bonds. The Fund may invest up to 50% of its total assets in U.S. Dollar-denominated foreign debt securities, primarily corporate fixed-income securities and sovereign debt obligations. The Fund also may invest in income-producing equity securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

         The Fund pursues a more aggressive investment strategy than other corporate bond funds. The Fund's investments tend to have a relatively long average weighted maturity and duration. The Fund emphasizes both foreign corporate and sovereign debt obligations, as well as corporate bonds that are expected to benefit from improvements in their issuers' credit fundamentals.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

ALLIANCE HIGH YIELD PORTFOLIO

    -- OBJECTIVE: The Fund's investment objective is to achieve a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in high yield, below investment grade fixed-income securities, commonly known as "junk bonds." The Fund seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

                   SUMMARY OF PRINCIPAL RISKS

The value of an investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. In this summary, we describe the principal risks that may affect a particular Fund's investments as a whole. These risks and the Funds subject to the risks appear in a chart at the end of this section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This prospectus has additional descriptions of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." Those sections also include more information about the Funds, their investments, and related risks.

    -- INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. All of the Funds have interest rate risk. Increases in interest rates may cause the value of a Fund's investments to decline.

         Even Funds, such as the SHORT-TERM U.S. GOVERNMENT, U.S. GOVERNMENT, and LIMITED MATURITY GOVERNMENT, that invest a substantial portion of their assets in the highest quality debt securities, including U.S. GOVERNMENT SECURITIES, are subject to interest rate risk. Interest rate risk generally is greater for those Funds that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable UNRATED SECURITIES such as GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND, and HIGH YIELD.

         Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities, such as NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, and CORPORATE BOND. This risk is compounded for the Funds that invest a substantial portion of their assets in MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES, such as SHORT-TERM U.S. GOVERNMENT and MORTGAGE SECURITIES INCOME. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the

         Funds must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, and CORPORATE BOND, which invest in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).

    -- CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for the Funds such as MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND, and HIGH YIELD that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

         Funds such as GLOBAL DOLLAR GOVERNMENT and HIGH YIELD may be subject to greater credit risk because they invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Funds such as MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, and GLOBAL DOLLAR GOVERNMENT that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    -- MARKET RISK This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Funds are subject to this risk.

    -- FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All Alliance Funds that invest in FOREIGN SECURITIES are subject to this risk, including LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND, and HIGH YIELD. These Funds' investments in

         FOREIGN SECURITIES may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

         Political, social, and economic changes in a particular country could result in increased risks for GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, which invest a substantial portion of their assets in SOVEREIGN DEBT OBLIGATIONS, including BRADY BONDS. The investments in emerging market countries of NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability. Funds such as MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME that invest a significant portion of their assets in a specific geographic area like Europe or the Americas generally have more exposure to regional economic risks than Funds making foreign investments throughout the world's economies.

    -- CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds such as LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL STRATEGIC INCOME and HIGH YIELD that invest in securities denominated in, and receiving revenues in, FOREIGN SECURITIES, are subject to currency risk.

    -- DIVERSIFICATION RISK Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risks. MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, and GLOBAL STRATEGIC INCOME are not "diversified." This means they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Fund's net asset value. Similarly, a Fund that concentrates its investments in a particular industry, such as MULTI-MARKET STRATEGY, which invests at least 25% of its assets in the banking industry, could have increased risks because factors affecting that industry could have a more significant effect on the value of the Fund's investments.

    -- LEVERAGING RISK. When a Fund borrows money or otherwise leverages its Fund, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    -- DERIVATIVES RISK. All Funds may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield, and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Funds that invest in STRUCTURED SECURITIES, such as GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, and CORPORATE BOND, could have increased derivatives risk.

    -- LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Funds are subject to liquidity risk because DERIVATIVES and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

    -- MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

                     PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund.
Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


FUND         INTEREST CREDIT  MARKET  FOREIGN  CURRENCY  DIVERSIFICA-  LEVERAGING  DERIVATIVES  LIQUIDITY  MANAGE-
               RATE    RISK    RISK    RISK      RISK      TION RISK      RISK        RISK        RISK    MENT RISK
               RISK
Short-Term
U.S.
Government       X       X       X                                                      X                     X

U.S.
Government       X       X       X                                                      X                     X

Limited
Maturity
Government       X       X       X                                          X           X           X         X

Mortgage
Securities
Income           X       X       X                                          X           X           X         X

Multi-Market
Strategy         X       X       X       X         X                        X           X           X         X

North American
Government
Income           X       X       X       X         X           X            X           X           X         X

Global Dollar
Government       X       X       X       X         X           X            X           X           X         X

Global
Strategic
Income           X       X       X       X         X           X            X           X           X         X

Corporate
Bond             X       X       X       X         X           X            X           X           X         X

High Yield       X       X       X       X         X           X            X           X           X         X

EXPENSE INFORMATION

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

                                  CLASS A    CLASS B      CLASS B    CLASS C
                                  SHARES    SHARES(a)    SHARES(b)   SHARES

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)      4.25%      None         None       None

Maximum Deferred Sales Charge      None       3.0%         4.0%       1.0%
(Load) (as a percentage of                 during the   during the   during
original purchase price or                  1st year,    1st year,     the
redemption proceeds, whichever             decreasing   decreasing     1st
is lower)                                     1.0%         1.0%       year,
                                            annually     annually      0%
                                              to 0%        to 0%     there-
                                            after the    after the    after
                                            3rd year*   4th year**

Exchange Fee                       None       None         None       None

         (a)  For all Funds except Global Strategic Income and High Yield.
         (b)  For Global Strategic Income and High Yield.
         * Class B Shares automatically convert to Class A Shares after 6 years.
         ** Class B Shares automatically convert to Class A Shares after 8 years.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS) AND EXAMPLE

The examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Your actual costs may be higher or lower.

                    OPERATING EXPENSES                                                     EXAMPLES

SHORT-TERM U.S.          CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
GOVERNMENT                                                                   A       B+       B++     C+      C++


                               27




Management Fees             %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =
Waiver and/or Expense
  Reimbursement +++
Net Expenses

                    OPERATING EXPENSES                                                     EXAMPLES


U.S. GOVERNMENT          CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
                                                                             A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

LIMITED MATURITY         CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
GOVERNMENT                                                                   A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

MORTGAGE SECURITIES      CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
INCOME                                                                       A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

MULTI-MARKET             CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
STRATEGY                                                                     A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

NORTH AMERICAN           CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
GOVERNMENT INCOME                                                            A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

GLOBAL DOLLAR            CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS


                               29




GOVERNMENT                                                                   A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

GLOBAL STRATEGIC         CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
INCOME                                                                       A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =
Waiver and/or Expense
  Reimbursement +++
Net Expenses

CORPORATE BOND           CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
                                                                             A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

                    OPERATING EXPENSES                                                     EXAMPLES

SHORT-TERM U.S.          CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
GOVERNMENT                                                                   A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =
Waiver and/or Expense
  Reimbursement +++
Net Expenses


+        Assumes redemption at end of period.
++       Assumes no redemption at end of period.
+++      Reflects Alliance's waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses.  The level of waiver or reimbursement may be changed upon 60 days' notice to the Fund.
(a)      Assumes Class B shares convert to Class A shares after 6 years, or, for Global Strategic Income and High
         Yield, 8 years.

                            GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

FIXED-INCOME SECURITIES are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

HIGHER QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

INTEREST-ONLY OR IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY OR PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.
These securities include:

    -    ARMS, which are adjustable-rate mortgage securities;

    -    SMRS, which are stripped mortgage-related securities;

    -    CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch, or Duff 1 by Duff & Phelps.

RULE 144A SECURITIES are securities that may be resold under Rule
144A under the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC.

RATING AGENCIES

DUFF & PHELPS is Duff & Phelps Credit Rating Company.

FITCH is Fitch IBCA, Inc.

MOODY'S is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

DURATION is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

EXCHANGE is the New York Stock Exchange.

LIBOR is the London Interbank Offered Rate.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                    DESCRIPTION OF THE FUNDS

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Alliance Bond Funds. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note:
    - Additional discussion of the Funds' investments, including the risks of the investments that appear in bold type can be found in the discussion under DESCRIPTION OF INVESTMENT PRACTICES following this section.
    - The description of a Fund's risks may include risks defined in the SUMMARY OF PRINCIPAL RISKS above. Additional information about risks of investing in a Fund can be found in the discussions under ADDITIONAL RISK CONSIDERATIONS.
    - Additional descriptions of each Fund's strategies and investments, as well as other strategies and investments not described below, may be found in a Fund's Statement of Additional Information or SAI.
    - Except as noted, (i) the Fund's investment objectives are fundamental and cannot be changed without a shareholder vote and (ii) the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote.


INVESTMENT OBJECTIVES AND POLICIES

U.S. GOVERNMENT FUNDS

The U.S. Government Funds offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.


ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

Alliance Short-Term U.S. Government Fund seeks high current income consistent with the preservation of capital by investing primarily in a portfolio of U.S. Government securities. The Fund's investment objective is not fundamental. The Fund normally maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities, including repurchase agreements and forward commitments relating to U.S. Government securities.

The Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they may have higher levels of credit risk than do U.S. Government securities. Under its policies, the Fund is not obligated to dispose of any security whose credit quality falls below high quality.

The Fund also may:
    -    invest in certain SMRS;
    -    invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE
         INSTRUMENTS;
    -    make SHORT SALES AGAINST THE BOX;
    - enter into various hedging transactions, such as INTEREST RATE SWAPS, CAPS, AND FLOORS;
    - purchase and sell FUTURES CONTRACTS for hedging purposes;
    - purchase and sell call and put OPTIONS ON FUTURES CONTRACTS or on SECURITIES, for hedging purposes or to earn additional income;
    -    enter into REPURCHASE AGREEMENTS OR REVERSE REPURCHASE
         AGREEMENTS; and
    -    purchase securities for future delivery; and
    -    make SECURED LOANS OF PORTFOLIO SECURITIES.


U.S. GOVERNMENT PORTFOLIO

U.S. Government Portfolio seeks a high level of current income that is consistent with prudent investment risk. As a matter of fundamental policy, the Fund pursues its objective by investing at least 65% of the value of its total assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities. The Fund may invest the remaining 35% of its total assets in non-U.S. Government mortgage-related and asset-backed securities.

The Fund will not invest in any security rated below BBB or Baa. The Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, are determined by Alliance to have undergone similar credit quality deterioration.

The Fund also may:
    -    enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE
         AGREEMENTS, FORWARD CONTRACTS, and DOLLAR ROLLS;
    - enter into various hedging transactions, such as INTEREST RATE SWAPS, CAPS, AND FLOORS;
    - purchase and sell FUTURES CONTRACTS for hedging purposes; and

    - purchase call and put OPTIONS on FUTURES CONTRACTS or on SECURITIES for hedging purposes.


ALLIANCE LIMITED MATURITY GOVERNMENT FUND

Alliance Limited Maturity Government Fund seeks the highest level of current income, consistent with low volatility of net asset value. As a matter of fundamental policy, the Fund normally has at least 65% of its total assets invested in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities.

In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note.

The Fund may invest up to 35% of its total assets in:

    - high quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities;
    -    treasury securities issued by private corporate issuers;
    -    qualifying bank deposits;
    - higher quality commercial paper or, if unrated, issued by companies that have high quality debt issues outstanding; and
    -    high quality debt securities of corporate issuers.

The Fund may invest up to 15% of its total assets in high-quality debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers. The amount of Fund investments in foreign debt securities will vary and may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

The Fund also may:
    -    enter into FUTURES CONTRACTS and purchase and write
         OPTIONS ON FUTURES CONTRACTS;
    - enter into FORWARD COMMITMENTS for the purchase or sale of securities;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;
    -    invest in EURODOLLAR INSTRUMENTS;

    -    purchase and write put and call OPTIONS on FOREIGN
         CURRENCIES;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    enter into REPURCHASE AGREEMENTS;
    -    use REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS; and
    -    make SECURED LOANS OF ITS PORTFOLIO SECURITIES.


MORTGAGE FUND

ALLIANCE MORTGAGE SECURITIES INCOME FUND

Alliance Mortgage Securities Income Fund seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests at least 65% of its assets in mortgage-related securities, including CMOs. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in these new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities.

The Fund may invest up to 35% of the value of its total assets in:
    -    U.S. Government securities;
    -    qualifying bank deposits;
    - prime commercial paper or, if unrated, issued by companies which have an outstanding high quality debt issue;
    - high grade debt securities secured by mortgages on commercial real estate or residential rental properties; and
    -    high grade asset-backed securities.

The Fund also may:
    - enter into FORWARD COMMITMENTS for the purchase or sale of securities;
    - purchase put and call OPTIONS written by others and write covered put and call OPTIONS for hedging purposes;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;
    -    enter into INTEREST RATE FUTURES CONTRACTS;

    -    invest in VARIABLE FLOATING AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    enter into REPURCHASE AGREEMENTS;
    -    make LOANS OF PORTFOLIO SECURITIES.


MULTI-MARKET FUND

ALLIANCE MULTI-MARKET STRATEGY TRUST

Alliance Multi-Market Strategy Trust is a non-diversified investment company that offers investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. The Fund seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining maturities of not more than five years. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets.

In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges", can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance.

The Fund expects to invest in debt securities denominated in the Euro and the ECU, which is a "basket" consisting of specified amounts of currencies of certain of the member states of the European Union. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Fund maintains borrowings of approximately 25% of its net assets.

The Fund seeks to minimize investment risk by limiting its investments to debt securities of high quality and invests in:

    -    U.S. Government securities;
    -    high quality foreign government securities;
    - obligations issued by supranational entities and corporate debt securities having a high-quality rating;
    - certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and
    - prime commercial paper or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding high quality debt securities.

As a matter of fundamental policy, the Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Fund also may:
    -    invest in INDEXED COMMERCIAL PAPER;
    -    enter into FUTURES CONTRACTS and purchase and write
         OPTIONS on FUTURES CONTRACTS;
    -    purchase and write put and call OPTIONS on FOREIGN
         CURRENCIES;

    -    purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE
         CONTRACTS;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    enter into REPURCHASE AGREEMENTS; and
    -    make SECURED LOANS OF ITS PORTFOLIO SECURITIES.


GLOBAL BOND FUNDS

The Global Bond Funds are non-diversified investment companies that offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

Alliance North American Government Income Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada, and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Fund invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years. The Fund maintains borrowings of approximately one-third of its net assets.

The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Fund may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund limits its investments in debt securities issued by the governmental entities of any one country, except for Argentine Government securities, to 10% of its total assets.

The Fund also may:
    - enter into FUTURES CONTRACTS and purchase and write OPTIONS on FUTURES CONTRACTS for hedging purposes;
    -    purchase and write put and call OPTIONS on FOREIGN
         CURRENCIES;
    -    purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE
         CONTRACTS;
    - write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;
    - enter into FORWARD COMMITMENTS for the purchase or sale of securities;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    enter into REPURCHASE AGREEMENTS; and
    -    make SECURED LOANS OF ITS PORTFOLIO SECURITIES.

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

Alliance Global Dollar Government Fund seeks primarily a high level of current income and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

As of December 31, 1998, securities ratings (or equivalent
quality) of the Fund's securities were:
    -    A and above          %
    -    Baa or BBB           %
    -    Ba or BB             %
    -    B                    %

    -    CC                   %
    -    C                    %
    -    Non-rated            %

The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. The Fund may invest up to 30% of its total assets in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. Alliance expects that these countries are now, or are expected at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. The Fund will limit investments in the sovereign debt obligations of each country (or of any other single foreign country) to less than 25% of its total assets.

Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. The Fund will limit its investments in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country to not more than 10% of its total assets.

The Fund also may:
    -    invest in STRUCTURED SECURITIES;
    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;
    -    invest in OTHER INVESTMENT COMPANIES;
    -    invest in WARRANTS;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;
    - enter into FORWARD COMMITMENTS for the purchase or sale of securities;
    -    enter into STANDBY COMMITMENT AGREEMENTS;
    - make SHORT SALES OF SECURITIES or maintain a short position;
    - write put and call OPTIONS on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;
    - purchase and sell exchange-traded OPTIONS on any securities index of the types of securities in which it may invest;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;

    -    enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR
         ROLLS;
    -    enter into REPURCHASE AGREEMENTS; and
    -    make SECURED LOANS OF ITS PORTFOLIO SECURITIES.

While it does not currently intend to do so, the Fund reserves the right to borrow an amount not to exceed one-third of the Fund's net assets.

ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Alliance Global Strategic Income Trust seeks primarily a high level of current income and secondarily capital appreciation.
The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund also may use derivative instruments to attempt to enhance income. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.

The Fund normally invests at least 65% of its total assets in the fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund's investments in U.S. Government securities may include mortgage-related securities and zero coupon securities. The Fund's investments in fixed-income securities may include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities.

The Fund invests at least 65% of its total assets in investment grade securities and may invest up to 35% of its total assets in lower-rated securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets.

The Fund also may:
    -    invest in RIGHTS AND WARRANTS;
    -    invest in LOAN PARTICIPATIONS and ASSIGNMENTS;
    -    invest in FOREIGN CURRENCIES;

    - purchase and write put and call OPTIONS on securities and foreign currencies;
    -    purchase or sell FORWARD FOREIGN EXCHANGE CONTRACTS;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    invest in INDEXED COMMERCIAL PAPER;
    -    invest in STRUCTURED SECURITIES;
    - purchase and sell securities on a FORWARD COMMITMENT basis;
    -    enter into STANDBY COMMITMENTS;
    - enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts;
    -    invest in EURODOLLAR INSTRUMENTS;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS; and
    - make SHORT SALES of securities or maintain a short position;
    -    enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR
         ROLLS;
    -    enter into REPURCHASE AGREEMENTS;
    -    make loans of PORTFOLIO SECURITIES.

The Fund may borrow in order to purchase securities or make other investments, although it currently limits its borrowings to 25% of its total assets.

CORPORATE BOND FUNDS

CORPORATE BOND PORTFOLIO

The Corporate Bond Portfolio seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities that give promise of relatively attractive yields but do not involve substantial risk of loss of capital. The Fund invests at least 65% of its net assets in debt securities. Although the Fund invests at least 65% of its total assets in corporate bonds, it also may invest in securities of non-corporate issuers. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund follows an investment strategy that in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. The Fund's investments normally tend to have a relatively long average maturity and duration. The Fund places significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. In recent years the Fund frequently has experienced greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy.

The Fund's investments in fixed-income securities have no minimum rating requirement, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined to have undergone similar credit quality deterioration after purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The Fund may invest the remainder of its assets in lower-rated fixed-income securities. As of December 31, 1998, the Fund's investments were rated (or equivalent quality):

    -    A or above           %
    -    Baa or BBB           %
    -    Ba or BB             %
    -    B                    %
    -    CC                   %
    -    CCC                  %
    -    Unrated              %

The Fund may invest up to 50% of the value of its total assets in foreign debt securities, which will consist primarily of corporate fixed-income securities and sovereign debt obligations. The Fund invests no more than 15% of the its total assets in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within these limitations, the Fund has complete flexibility as to the types and relative proportions of securities in which it will invest. The Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. Substantially all of the Fund's investments, however, will be income producing.

The Fund also may:

    -    invest in STRUCTURED SECURITIES;
    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans;
    - for hedging purposes, purchase put and call OPTIONS written by others and write covered put and call OPTIONS;
    - for hedging purposes, enter into various hedging transactions, such as INTEREST RATE SWAPS, CAPS, AND FLOORS;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    invest in ZERO COUPON and PAY-IN-KIND SECURITIES; and
    -    invest in CMOS and MULTI-CLASS PASS-THROUGH MORTGAGE-
         RELATED SECURITIES.


ALLIANCE HIGH YIELD FUND

Alliance High Yield Fund seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund pursues this objective by investing primarily in a diversified mix of high yield, below investment grade fixed-income securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality fixed-income securities. The Fund is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

The Fund normally invests at least 65% of its total assets in high yield fixed-income securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality. The Fund may invest not more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality.

As of December 31, 1998, the Fund's investments were rated (or equivalent quality):
    -    A and above          %
    -    Ba or BB             %
    -    B                    %

    -    CCC                  %
    -    Unrated              %

The Fund may invest a portion of its assets in foreign securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Fund also may invest in:
    -    U.S. Government securities;
    - certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;
    - commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;
    - corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 Moody's; and
    -    floating rate or master demand notes.

The Fund also may:
    -    invest in MORTGAGE-BACKED and ASSET-BACKED securities;
    - invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates;
    - enter into FORWARD COMMITMENTS for the purchase or sale of securities and purchase and sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis;
    - write covered put and call OPTIONS on fixed-income securities, securities indices and foreign currencies and purchase put or call options on fixed-income securities, securities indices and foreign currencies;
    - purchase and sell FUTURES CONTRACTS and related OPTIONS on debt securities and on indices of debt securities;
    - enter into contracts for the purchase or sale of a specific currency for hedging purposes only;
    -    enter into REPURCHASE AGREEMENTS; and
    -    make LOANS OF PORTFOLIO SECURITIES.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the investment practices of the Funds and risks associated with these practices. Unless otherwise noted, a Fund's use of any of these practices was specified the previous section.

DERIVATIVES. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. MULTI-MARKET STRATEGY, HIGH YIELD, and GLOBAL STRATEGIC INCOME, in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments-
-options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. The following describes specific derivatives that one or more of the Funds may use.

EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME intend to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which each Fund invests are linked).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Fund purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S.
Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except for SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, will be used only for hedging purposes.

LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. MORTGAGE SECURITIES INCOME will not write or purchase options on futures contracts. Nor will LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL STRATEGIC INCOME enter into a futures contract or, if otherwise permitted, write or purchase an option on a futures contract, if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME and GLOBAL STRATEGIC INCOME will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS, AND FLOORS). Each Fund that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME may enter into interest rate swaps involving payments in the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is then rated in the highest rating category of at least one NRSRO. Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, and GLOBAL STRATEGIC INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has high quality debt securities outstanding.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND, and HIGH YIELD generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Fund may be illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. Neither MORTGAGE SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 2% of the Fund's total assets. Nor will either Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a WHEN-ISSUED basis or purchases or sales on a DELAYED DELIVERY basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by LIMITED MATURITY GOVERNMENT, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT or GLOBAL STRATEGIC INCOME if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of GLOBAL STRATEGIC INCOME and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. The Funds will limit their investments in illiquid securities to 15% of their net assets, except that the limit is 10% for MORTGAGE SECURITIES INCOME, MULTI-MARKET STRATEGY, AND NORTH AMERICAN GOVERNMENT INCOME, and 5% for SHORT-TERM U.S. GOVERNMENT. As a matter of fundamental policy, CORPORATE BOND cannot purchase illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in indexed commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Lending of portfolio securities is limited to 50% of net assets for HIGH YIELD, 25% for SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, and 20% for LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND and HIGH YIELD, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments.

MORTGAGE-RELATED SECURITIES. The Funds' investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees
of the underlying mortgage payments.   Private issuers sometimes
obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates. Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, LIMITED MATURITY GOVERNMENT does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). GLOBAL STRATEGIC INCOME may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL STRATEGIC INCOME will not exceed 25% of its total assets.

RIGHTS AND WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and Global Strategic Income may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. GLOBAL STRATEGIC INCOME may invest up to 20% of its total assets in rights and warrants.

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales.

GLOBAL STRATEGIC INCOME may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may or may not receive any payments (e.g., dividends or interest) on its collateral deposited with the broker-dealer.

In order to defer realization of gain or loss for U.S. federal income tax purposes, GLOBAL STRATEGIC INCOME may also make short sales "against the box" of securities which are eligible for such deferral. The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20%, or 25% with respect to GLOBAL STRATEGIC INCOME, of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest without limit, in these types of structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

GLOBAL STRATEGIC INCOME and CORPORATE BOND also may invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is included in the FINANCIAL HIGHLIGHTS section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations.

ADDITIONAL RISK CONSIDERATIONS

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Fund's investments. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by MULTI-MARKET STRATEGY, GLOBAL STRATEGIC INCOME or NORTH AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian Dollars.

The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

INVESTMENT IN THE BANKING INDUSTRY. Due to its investment policies with respect to investments in the banking industry, MULTI-MARKET STRATEGY will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

UNRATED SECURITIES. Unrated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT and HIGH YIELD invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

YEAR 2000 AND EURO. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. In addition, to the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Funds decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Funds' shares may be materially affected.

With respect to the Year 2000, the Funds have been advised that Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent, (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

With respect to the Euro, the Funds have been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

The Funds and Alliance have been advised by the Funds' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.

                     MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $___ billion (of which approximately $___ billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The __ registered investment companies, with more than ___ separate portfolios, managed by Alliance currently have over three million shareholder accounts. As of December 31, 1998, Alliance was retained as an investment manager for employee benefit plan assets of __ of the FORTUNE 100 companies.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of net assets:

<BB=>
                                     FEE AS A PERCENTAGE     FISCAL YEAR
             FUND                      OF NET ASSETS *         ENDING

Short-Term U.S. Governments

U.S. Government Portfolio

Limited Maturity Government

Mortgage Securities Income

Multi-Market Strategy

North American Government Income

Global Dollar Government

Global Strategic Income

Corporate Bond Portfolio

High Yield

* Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

PORTFOLIO MANAGER

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                         EMPLOYEE; TIME PERIOD;              PRINCIPAL
                             TITLE WITH ACMC              OCCUPATION DURING
       FUND                THE PAST FIVE YEARS

Short-Term U.S.         Patricia J. Young;                   Associated with
Government              since inception;                     Alliance
                        Senior Vice President

                        Jeffrey S. Phlegar; since            Associated with
                        1997; Senior Vice President          Alliance


U.S. Government         Wayne D. Lyski; since 1983;          Associated with
                        Senior Vice President                Alliance

                        Patricia J. Young; since 1997;       (see above)

                        Jeffrey S. Phelgar; since 1997;      (see above)


Limited Maturity        Patricia J. Young; since 1997;       (see above)
Government

                        Jeffrey S. Phelgar; since 1997;      (see above)

Mortgage Securities     Patricia J. Young; since 1997;       (see above)
Income

                        Jeffrey S. Phelgar; since 1997;      (see above)

Multi-Market            Douglas J. Peebles; since            Associated with
Strategy                inception; Senior Vice President     Alliance

North American          Wayne D. Lyski; since inception;     (see above)
Government Income

Global Dollar           Wayne D. Lyski; since inception;     (see above)
Government

Global Strategic        Wayne D. Lyski; since inception;     (see above)
Income

                        Douglas J. Peebles; since            (see above)
                        inception;

Corporate Bond          Wayne D. Lyski; since 1987;          (see above)

                        Paul J. DeNoon; since                Associated with
                        January 1992;                        Alliance
                        Vice President

High Yield              Wayne C. Tappe; since 1991;          Associated with
                        Senior Vice President                Alliance

                        Nelson Jantzen; since 1991;          Associated with
                        Senior Vice President                Alliance

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO

Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same investment strategies and techniques as those of High Yield. Alliance since July 22, 1993, and prior thereto, Equitable Capital Management Corporation, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987. Wayne C. Tappe, who together with Nelson Jantzen is primarily responsible for the day-to-day management of High Yield, has been the person principally responsible for the day-to-day management of the Historical Portfolio since 1995.

The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of High Yield and the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of September 30, 1998, the assets in the Historical Portfolio totalled approximately $571 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Portfolio. In addition, the performance data do not reflect the Fund's higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.

The Lipper High Current Yield Mutual Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of High Yield and the Historical Portfolio. This survey is published by Lipper Analytical Services, Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.

The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. Rates of return for High Yield Class A shares assume the imposition of the maximum 4.25% sales charge. The inception date for the Historical Portfolio and Lipper data is January 2, 1987 and for High Yield is April 22, 1997.

                         ANNUALIZED RATES OF RETURN
                       PERIODS ENDED DECEMBER 31, 1998

Portfolio/Benchmark     1 Year    3 Years     5 Years   10 Years   Inception
Historical Portfolio    %         %           %         %          %
Lipper High Current
Yield Mutual Funds
Average
High Yield


                         CUMULATIVE RATES OF RETURN
                      PERIODS ENDING DECEMBER 31, 1998

Portfolio/Benchmark     1 Year    3 Years     5 Years   10 Years   Inception
Historical Portfolio    %         %           %         %          %
Lipper High Current
Yield Mutual Funds
Average
High Yield

PURCHASE AND SALE OF SHARES

    HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m. Eastern time each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the next section of this Prospectus, DISTRIBUTION ARRANGEMENTS, for details.

    HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund
Distributors, Inc., or AFD.

    Minimum investment amounts are:

    -    Initial                            $250
    -    Subsequent                         $ 50
    -    Automatic Investment Program       $ 25

If you are an existing Fund shareholder, you may purchases shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

    HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m. Eastern time to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.


    HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, you cannot redeem your any portion of it until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

    SELLING SHARES THROUGH YOUR BROKER

Your broker must receive your request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

    SELLING SHARES DIRECTLY TO A FUND

BY MAIL

    - Send a signed letter of instruction or stock power form to AFS, along with certificates, to:

                  Alliance Fund Services, Inc.
                          P.O. Box 1520
                     Secaucus, NJ 07096-1520
                          800-221-5672

    - For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners.

BY TELEPHONE

    - You may redeem your shares for which no stock certificates have been issued by telephone request.
         Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

    -    A telephone redemption request must be made by 4:00 p.m.
         Eastern time for you to receive that day's NAV, less any applicable CDSC and, except for certain omnibus accounts, may be made only once per day.

    - If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

    - Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

    - Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Funds declare dividends on their shares each Fund business day. For Saturdays, Sundays, and holidays dividends will be as of the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or on the first day after that day if the day is not a business day.

Each Fund's income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

U.S. FEDERAL INCOME TAXES

The Funds expect that distributions will consist either of net income (or short-term capital gains) or long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. A Fund's distributions also may be subject to certain state and local taxes.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

DISTRIBUTION ARRANGEMENT

SHARE CLASSES.  The Funds offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                            INITIAL SALES CHARGE

                                                               COMMISSION
                            AS % OF NET        AS % OF         TO DEALER/
                              AMOUNT           OFFERING       AGENT AS % OF
AMOUNT PURCHASED             INVESTED            PRICE       OFFERING PRICE

Up to $100,000                 4.44%             4.25%            4.00%
$100,000 up to $250,000        3.36%             3.25%            3.00%
$250,000 up to $500,000        2.30%             2.25%            2.00%
$500,000 up to $1,000,000      1.78%             1.75%            1.50%


You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within three years (four years in the case of Global Strategic Income and High Yield) after purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

GLOBAL STRATEGIC INCOME and HIGH YIELD:

Year Since Purchase          CDSC
First                        4.0%
Second                       3.0%
Third                        2.0%
Fourth                       1.0%
Fifth                        None

ALL OTHER FUNDS:

Year Since Purchase          CDSC
First                        3.0%
Second                       2.0%
Third                        1.0%
Fourth                       None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without any initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

ASSET-BASED SALES CHARGE OR RULE 12B-1 FEES. Each Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                         Rule 12b-1 Fee
      (as a percent of Aggregate average daily net assets)

            Class A                         .30%
            Class B                        1.00%
            Class C                        1.00%

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV than Class A shares.

CHOOSING A CLASS OF SHARES. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C hares is $1,000,000. You should consult your financial agent to assist in choosing a class of Fund shares.

APPLICATION OF THE CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI or further information about CDSC waivers.

OTHER. A transaction, service, administrative, or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. These additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, the cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. The incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. The dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

EMPLOYEE BENEFIT PLANS. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME. On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled In re Alliance North American Government Income Trust, Inc. Securities Litigation was filed in the U.S. District Court for the Southern District of New York ("District Court") against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees.

On September 26, 1996, the District Court granted defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit ("Court of Appeals") issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint ("Amended Complaint"). In the Amended Complaint, plaintiffs asserted claims against the Fund, Alliance, ACMC, AFD, ECI, and certain current and former officers of the Fund and ACMC alleging violations of the federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint related to the Fund's hedging practices, the Fund's investments in certain mortgage-backed securities, and the risk and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint made similar requests for class certification and damages as made in the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file the Amended Complaint and dismissed the case ("Second Decision").

On November 17, 1997, plaintiffs filed a notice of appeal of the Second Decision to the Court of Appeals. On October 15, 1998, the Court of Appeals affirmed in part and reversed in part the Second Decision. The Court of Appeals affirmed the District Court's denial of plaintiffs' motion for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made misrepresentations and omissions relating to the Funds' investments in certain mortgage-backed securities and in the Fund's marketing materials. The Court of Appeals reversed the District Court's decision to deny plaintiffs' motions for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made actionable misrepresentations and omissions relating to the Fund's hedging practices. The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.

                      FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by ______________, the Fund's independent auditors, whose report, along with Fund's financial statements, appears in the Statement of Additional Information, which is available upon request.



                           [To Follow]

For more information about the Funds, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Fund's annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.
The Funds' SAIs are incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:           c/o Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, NJ 07096-1520

BY PHONE:          For Information:    (800) 221-5672
                   For Literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

IN PERSON:         at the Commission's Public Reference Room in
                   Washington, D.C.

BY PHONE:          1-800-SEC-0330

BY MAIL:           Public Reference Section
                   Securities and Exchange Commission
                   Washington, DC 20549-6009
                   (duplicating fee required)

ON THE INTERNET:   www.sec.gov

                           APPENDIX A

BOND RATINGS

Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.   An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.
D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

DUFF & PHELPS CREDIT RATING CO.

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- --High credit quality. Protection factors are strong.
Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- --Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- --Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- --Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP--Preferred stock with dividend arrearages.

FITCH IBCA, INC.

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default.
The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                           APPENDIX B

                       General Information
                      About Canada, Mexico
                          and Argentina

GENERAL INFORMATION ABOUT CANADA

Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.5770 Canadian Dollars per U.S. Dollar on August 27, 1998. On October 13, 1998 the Canadian Dollar-U.S. Dollar exchange rate was 1.5510:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained in 1996 and 1997, resulting in increases of 5.2% and 7.0%, respectively. The growth rate for the first half of 1998 was 5.4%. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. For the first eight months of 1998, the inflation rate fluctuated between 15.0% and 15.5% on an annualized basis. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approximately 4% from that in 1996. At the end of the first nine months of 1998, the Peso-Dollar exchange rate decreased approximately 25% from the end of 1997.

Mexico has in the past imposed strict foreign exchange controls.
There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.
The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 68 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current
President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product has increased each year since 1991, with the exception of 1995. During 1997, gross domestic product increased an estimated 8.4% from 1996. Preliminary data indicate that during the first quarter of 1998 gross domestic product increased 6.9% from the first quarter of 1997. The rate of inflation is generally viewed to be under control. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since
January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

(LOGO)(R)                    THE ALLIANCE PORTFOLIOS
                             Alliance Strategic Balanced Fund
                             Alliance Growth Fund
________________________________________________________________
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 2, 1998

________________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus that offers Class A, Class B and Class C shares and the Funds' current Prospectus that offers the Advisor Class shares (the "Advisor Class Prospectus" and, together with the Funds' Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus"). A copy of the Funds' Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.

                        TABLE OF CONTENTS

                                            PAGE
INVESTMENT POLICIES AND RESTRICTIONS......................     2
ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS.............     9
INVESTMENT RESTRICTIONS...................................    32
MANAGEMENT OF THE FUNDS...................................    36
PORTFOLIO TRANSACTIONS....................................    42
EXPENSES OF THE FUNDS.....................................    45
PURCHASE OF SHARES........................................    50
REDEMPTION AND REPURCHASE OF SHARES.......................    69
SHAREHOLDER SERVICES......................................    73
NET ASSET VALUE...........................................    79
DIVIDENDS, DISTRIBUTIONS AND TAXES........................    82
GENERAL INFORMATION.......................................    85
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
  ACCOUNTANTS.............................................    92
APPENDIX A:  DESCRIPTION OF CORPORATE BOND RATINGS           A-1
APPENDIX B:  CERTAIN EMPLOYEE BENEFIT PLANS                  B-1

__________________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

______________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
______________________________________________________________

         The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of Alliance Strategic Balanced Fund (the "Strategic Balanced Fund"), formerly Alliance Balanced Fund, and Alliance Growth Fund (the "Growth Fund"), each a series (a "Fund") of The Alliance Portfolios (the "Trust"), under the heading "Investment Objective and Policies." In addition to the investment techniques described in this section for each of the Funds, the Funds also may engage in the investment techniques described below under the sub-heading "Additional Investment Techniques of the Funds."

INVESTMENT OBJECTIVE AND POLICIES OF THE STRATEGIC BALANCED FUND

         GENERAL. Although the Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon the additional factors of timing, asset allocation and the ability of Alliance Capital Management L.P. (the "Adviser") to anticipate and react to changing market conditions.

         The average dollar-weighted maturity of debt securities held by the Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions. In periods of rising interest rates, the Fund may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of its portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Mortgage-backed Securities," below.

         As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

         The Fund's debt securities will generally consist of investment grade securities, that is securities rated at the time of purchase at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P"), Fitch IBCA,Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or will be unrated securities deemed to be of comparable quality by the Adviser. (For a further description of these bond ratings, see Appendix A to this Statement of Additional Information.) Securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. In the event that the rating of any debt securities held by the Fund falls below Baa by Moody's and/or BBB by S&P, Fitch or Duff & Phelps (or in the case of unrated securities, such securities are no longer determined by the Adviser to be of investment grade), the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of the Adviser, such investment is appropriate under the circumstances. For temporary defensive purposes, the Fund may invest in money market instruments.

         MORTGAGE-BACKED SECURITIES. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although under some market conditions the higher yield of the convertible security tends to make it less volatile than the underlying common stock. In addition, the price of the convertible security will generally also vary inversely to some degree with interest rates. For a description of these risks, see "Investment Objective and Policies of the Growth Fund -- High-Yield Securities" below.

INVESTMENT OBJECTIVE AND POLICIES OF THE GROWTH FUND

         GENERAL. The Fund invests primarily in common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed- income securities are expected to vary inversely with changes in interest rates generally, when the Adviser expects a general decline in interest rates the Fund may also invest for capital growth in fixed-income securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps or in unrated fixed-income securities determined by the Adviser to be of comparable quality. For a description of the ratings referred to above, see Appendix A to this Statement of Additional Information. For temporary defensive purposes, the Fund may invest in money market instruments.

         HIGH-YIELD SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, or, if unrated, judged by the Adviser to be of comparable quality ("High-Yield Securities"). The Fund will generally invest in securities with a minimum rating of Caa- by Moody's or CCC- by S&P or Fitch or CCC by Duff & Phelps or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Fund may invest in securities rated in the lowest grades of Moody's (C), S&P (D), Fitch (D) or Duff & Phelps (DD) or in unrated securities judged by the Adviser to be of comparable quality, if the Fund's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P or Fitch and DD by Duff & Phelps are in default. During the fiscal year ended October 31, 1997, the Fund did not invest in any High-Yield Securities.

         As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. High-Yield Securities are subject to greater credit risk (and potentially greater incidences of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity and investor perceptions.

         Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. Also, because the market for certain High-Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates. In addition, under such circumstances the values of such securities may be more volatile.

         Some High-Yield Securities in which the Fund may invest may be subject to redemption or call provisions. Such provisions may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's, S&P, Fitch and Duff & Phelps, a description of which is included as Appendix A to this Statement of Additional Information, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of High-Yield Securities. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in higher rated securities.

         In the event that the credit rating of a High-Yield Security held by the Fund falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

         Securities rated Baa by Moody's or BBB by S&P, Fitch, or
Duff & Phelps or judged by the Adviser to be of comparable quality share some of the speculative characteristics of High-
Yield Securities described above.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. These securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although under some market conditions the higher yield of the convertible security tends to make it less volatile than the underlying common stock. In addition, the price of the convertible security will generally also vary inversely to some degree with interest rates. Convertible debt securities that are rated below BBB by S&P, Fitch, or Duff & Phelps, or Baa by Moody's or comparable unrated securities as determined by the Adviser may share some or all of the risks of High-Yield Securities. For a description of these risks, see "High-Yield Securities" above.

         ZERO-COUPON AND PAYMENT-IN-KIND BONDS. The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions("position hedging").

         The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

PORTFOLIO MANAGEMENT

         The Adviser manages each Fund's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for each Fund is included under "Financial Highlights" in the Funds' Prospectus. A high portfolio turnover rate will involve greater costs to a Fund (including brokerage commissions and other transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Dividends, Distributions and Taxes" and "Portfolio Transactions" below.

______________________________________________________________

          ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS
______________________________________________________________

REPURCHASE AGREEMENTS

         The repurchase agreements referred to in the Funds' Prospectus are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security. The value of the purchased security is initially greater than or equal to the amount of the repurchase obligation, and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Funds would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Funds may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reduced levels of income and lack of access to income and (c) possible inability to enforce their rights.

NON-PUBLICLY TRADED SECURITIES

         The Funds may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities.

FOREIGN SECURITIES

         The Funds may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although each of these Funds generally will not invest more than 15% of its total assets in such securities. The Strategic Balanced Fund may also purchase certificates of deposit issued by foreign branches of domestic banks without regard to the 15% limit. These certificates of deposit are not insured by an agency or instrumentality of the U.S. Government. Investment in foreign issuers or securities principally traded outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and foreign securities markets may be subject to less regulation than U.S. securities markets. The laws of some foreign countries may limit the Funds' abilities to invest in securities of certain issuers located in these countries. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the abroad) and expenses not present in the settlement of domestic investments. The Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks noted above are generally increased with respect to these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade in limited volume. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

         The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. See "Investment Objective and Policies of the Strategic Balanced Fund--Foreign Currency Exchange Transactions" above.

DESCRIPTIONS OF CERTAIN MONEY MARKET SECURITIES IN
WHICH THE FUNDS MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in order to finance current operations.

         VARIABLE NOTES. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

ASSET-BACKED SECURITIES

         The Funds may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, each of the Funds may invest in other types of asset-backed securities that may be developed in the future.

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Funds intend to conduct their operations in a manner consistent with this view; therefore, the Funds generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

LENDING OF SECURITIES

         The Funds may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of such Fund's total assets at the time any such loan is made.

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

         Each of the Funds may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and a Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

         A Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is advisable as a matter of investment strategy.

         Although neither of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

OPTIONS

         OPTIONS ON SECURITIES. The Funds may write call and put options and may purchase call and put options on securities. Each Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, this means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         A Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         Each of the Funds may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         Each of the Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

         OPTIONS ON SECURITIES INDEXES. Each of the Funds may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Fund is obligated as the writer of the call option, the Fund holds in its portfolio securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         A Fund may purchase put options on securities indexes to hedge against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

         A Fund may purchase call options on securities indexes to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         FUTURES CONTRACTS. The Funds may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rates futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         The Funds may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Funds may sell futures contracts on a foreign currency, for example, when they hold securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Funds could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

         OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Funds may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Funds may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Funds intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. A Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Funds may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

         Each Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Since those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.

OPTIONS ON FOREIGN CURRENCIES

         The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Funds may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

         RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A FUND'S PORTFOLIO. The Funds' abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on are being hedged may not be the same as those underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures
Contract will not be fully reflected in the value of the option.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

         If a Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or Futures Contract, a Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or not offset at all by an increase in the value of the Fund's portfolio securities.

         The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Funds will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Funds' ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Funds will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is

"in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

         MARGIN. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Funds purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When a Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

         TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Funds.

         RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         RISKS OF FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON, OPTIONS ON FOREIGN CURRENCIES AND OVER-THE-COUNTER OPTIONS ON SECURITIES. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Funds from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Funds in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

         As discussed below, CFTC regulations require that a Fund not enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by a Fund, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS

         Under applicable regulations, when a Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, that Fund is required to maintain with its custodian in a segregated account cash, short-term U.S. Government securities or high quality U.S. dollar-denominated money market instruments, which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

         Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Fund's total assets. Moreover, a Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

ECONOMIC EFFECTS AND LIMITATIONS

         Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         Neither Fund will "over-hedge," that is, neither Fund will maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         Each Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to use these instruments effectively for the purposes set forth above.

         The Funds' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between each Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required to be made in order to meet tax requirements.

FUTURE DEVELOPMENTS

         The foregoing discussion relates to each Fund's proposed use of Futures Contracts, Forward Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

________________________________________________________________

                     INVESTMENT RESTRICTIONS
________________________________________________________________

         Except as described below and except as otherwise specifically stated in the Funds' Prospectus or this Statement of Additional Information, the investment policies of each Fund set forth in the Prospectus and in this Statement of Additional
Information are not fundamental and may be changed without shareholder approval.

         The following is a description of the fundamental restrictions on the investments that may be made by the Funds, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Fund.

         Neither of the Funds will:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (3) Purchase or retain real estate or interests in real estate, although each Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (4) Make loans to other persons except by the purchase of obligations in which such Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         It is also a fundamental policy of each Fund that it may purchase and sell Futures Contracts and related options.

         In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Funds but which are not fundamental and are subject to change without shareholder approval.

         Neither of the Funds will:

              (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

              (b) Purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Fund may make margin payments in connection with Futures Contracts, options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

              (c) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

              (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures
                   Contracts.

              (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

              (f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

              (g)  Purchase securities issued by any other
                   registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that a Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

              (h) Make investments for the purpose of exercising control or management.

              (i) Participate on a joint or joint and several basis in any trading account in securities.

              (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

              (k) Purchase warrants, if, as a result, a Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

              (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Fund's investment objective and policies.

              (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

         Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

______________________________________________________________

                     MANAGEMENT OF THE FUNDS
______________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees (see "Management of the Funds" in the Prospectus).


         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998, totaling more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Adviser, comprising 123 separate investment portfolios, currently have more than 3.5 million shareholders. As of September 30, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of June 30, 1998, the Adviser was retained as an investment manager for employee benefit plan assets of 32 of the FORTUNE 100 companies.

         Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA") a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

INVESTMENT ADVISORY CONTRACT AND EXPENSES

         The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund and manages, supervises and conducts the affairs of each Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Strategic Balanced Fund at an annual rate of .75% of the Fund's average daily net assets. The Adviser is compensated for its services to the Growth Fund at an annual rate of 0.75% of the first $3 billion of the Fund's average daily net assets, 0.70% of the next $1 billion of such assets, 0.65% of the next $1 billion of such assets, and 0.60% of such average net assets in excess of $5 billion.


         The Adviser is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         For the fiscal year ended October 31, 1997, the Adviser earned $31,680,829 in management fees from the Growth Fund (none of which was waived). For the fiscal year ended October 31, 1996, the Adviser earned $20,263,705 in management fees from the Growth Fund (none of which was waived). For the fiscal year ended October 31, 1995, the Adviser earned $11,100,437 in management fees from the Growth Fund (none of which was waived).

         For the fiscal year ended July 31, 1998, the Adviser earned $385,597 in management fees from the Strategic Balanced Fund (of which $281,633 was waived). For the fiscal year ended July 31, 1997, the Adviser earned $380,244 in management fees from the Strategic Balanced Fund (of which $334,820 was waived). For the fiscal year ended July 31, 1996, the Adviser earned $396,099 in management fees from the Strategic Balanced Fund (of which $194,243 was waived).

         The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and each Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and such Fund may be required to change their names and delete the word "Alliance" from their names.

         The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

TRUSTEES

         John D. Carifa,* 53, Chairman of the Board, is the
President, Chief Operating Officer, and a Director of ACMC, with which he has been associated since prior to 1993. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Ruth Block, 67, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         Richard W. Couper, 75, is President Emeritus and Trustee
of The Woodrow Wilson Fellowship Foundation and President
____________________

* An "interested person" of the Trust, as defined by the 1940 Act.

Emeritus of the New York Public Library.  His address is Box 345,
Clinton, New York, 13323-0345.

         William H. Foulk, Jr., 66, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         Brenton W. Harries, 70, is a Director of Enhance
Reinsurance Co. and was formerly the President and Chief
Executive of Global Electronic Markets Company.  His address is
14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.

         Donald J. Robinson, 64, is Senior Counsel to the law firm of Orrick, Herrington and Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

         John D. Carifa, President, see biography above.

         Edmund P. Bergan, Jr., 48, Clerk, is a Senior Vice President and General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1993. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Mark D. Gersten, 48, Treasurer and Chief Financial
Officer, is a Senior Vice President of AFS, with which he has been associated since prior to 1993. His address is 500 Plaza
Drive, Secaucus, New Jersey 07094.

         Vincent S. Noto, 34, Controller and Chief Accounting
Officer, is a Vice President of AFS, with which he has been associated since prior to 1993. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Bruce W. Calvert, 52, Vice President, is the Vice
Chairman and Chief Investment Officer of ACMC, with which he has been associated since prior to 1993. His address is 1345 Avenue of the Americas, New York 10105.

         Kathleen A. Corbet, 39, Vice President, is an Executive
Vice President of ACMC, with which she has been associated since
July 1993.  Her address is 1345 Avenue of the Americas, New York,
New York 10105.

         Wayne D. Lyski, 57, Vice President, is an Executive Vice
President of ACMC, with which he has been associated since prior to 1993. His address is 1345 Avenue of the Americas, New York,
New York 10105.

         Nicholas D.P. Carn, 40, Vice President, is a Vice President of ACMC, with which he has been associated since 1997. Prior thereto, he was Chief Investment Officer and Portfolio Manager at Draycott Partners. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Tyler Smith, 60, Vice President, is a Senior Vice
President of ACMC, with which he has been associated since July
1993.  His address is 1345 Avenue of the Americas, New York, New
York 10105.

         Andrew L. Gangolf, 44, Assistant Clerk, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was Vice President and Assistant Secretary of Delaware Management Co., Inc. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Domenick Pugliese, 37, Assistant Clerk, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was Vice President and General Counsel of Concorde Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since prior to 1993. His address is 1345 Avenue of the Americas, New York, New York 10105.


         Emilie D. Wrapp, 42, Assistant Clerk, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1993. Her address is 1345
Avenue of the Americas, New York, New York 10105.


         The aggregate compensation paid to each of the Trustees by the Strategic Balanced Fund for the fiscal year ended July 31, 1998, and by the Growth Fund for the fiscal year ended October 31, 1997, the aggregate compensation paid to each of the Trustees during calendar year 1997 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within the companies)in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither of the Funds nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                                                 Total Number
                                                                 of Investment
                                                   Total Number  Portfolios
                                                   of Investment Within the
                                                   Companies in  Alliance Fund
                                       Total Com-  the Alliance  Complex,
                 Aggre-                pensation   Fund Complex, Including
                 gate       Aggregate  From the    Including the the Fund,
                 Compensa-  Compen-    Alliance    Fund, as to   as to which
                 tion from  sation     Fund        which the     the Trustee
                 Strategic  from       Complex,    Trustee is    is a
                 Balanced   Growth     Including   a Director    Director
Name of Trustee  Fund       Fund       the Fund    or Trustee    or Trustee*

John D. Carifa        $ -0-   $ -0-     $ -0-           53           118
Ruth Block            $4,407  $6,413    $164,000        40            81
Richard W. Couper     $5,500  $7,400    $ 94,000         2            19
William H. Foulk, Jr. $4,407  $6,221    $149,145        48           113
Brenton W. Harries    $5,400  $7,400    $102,000         2            19
Donald J. Robinson    $4,407  $7,200    $217,358        44           107


         As of January 16, 1998, the Trustees and officers of Growth Fund as a group owned less than 1% of the shares of the Fund.

         As of October 9, 1998, the Trustees and officers of Strategic Balanced Fund as a group owned less than 1% of the shares of the Fund.

         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940
Act.

______________________________________________________________

                     PORTFOLIO TRANSACTIONS
______________________________________________________________

         Under the general supervision of the Board of Trustees, the Adviser makes the Funds' portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

         The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

         Aggregate securities transactions for the Growth Fund during the fiscal year ended October 31, 1997 were $1,458,023,454 and, in connection therewith, brokerage commissions of $1,326,056 (32.3%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Strategic Balanced Fund during the fiscal year ended July 31, 1998 were $101,940,022 and, in connection therewith, brokerage commissions of $2,136 (2.29%) were allocated to persons or firms supplying research information.

         For the fiscal years ended October 31, 1995, 1996 and 1997, the Growth Fund paid aggregate brokerage commissions of $3,231,153, $3,395,225 and $4,109,583, respectively. For the fiscal years ended July 31, 1996, 1997 and 1998, the Strategic

Balanced Fund paid aggregate brokerage commissions of $173,237, 100,951 and $93,166, respectively.

         The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Funds may consider sales of shares of the Funds or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         The brokerage transactions engaged in by the Funds with DLJ and its affiliates during the fiscal years ended October 31, 1997 for the Growth Fund and July 31, 1998 for the Strategic
Balanced Fund are set forth below:

                                                                 % of Fund's
                                              % of Fund's        Aggregate
                                 Amount of    Aggregate          Dollar
Fiscal Year                      Brokerage    Brokerage          Amount of
Ended              Fund          Commissions  Commissions        Transactions

October 31, 1997   Growth Fund   $14,245      0.35%              0.00%

July 31, 1998      Strategic     $0           0.00%              0.00%
                   Balanced Fund


______________________________________________________________

                      EXPENSES OF THE FUNDS
______________________________________________________________

         In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Funds under the appropriate federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Funds' prospectuses and other reports to shareholders, (f) costs of proxy solicitations,
(g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

DISTRIBUTION ARRANGEMENTS

         Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Funds pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each Fund pays AFD (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of a Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of a Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of a Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to .30% of a Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of a Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Funds' shares.

         Each Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Plans may be terminated with respect to any Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees.

         The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         For services rendered by the Principal Underwriter in connection with the distribution of Class A shares, the Principal

Underwriter received $67,585 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $3,305 in sales charges with respect to the Class A shares of the Strategic Balanced Fund for the fiscal year ended July 31, 1998. For services rendered by the Principal Underwriter in connection with the Distribution of Class A shares, the Principal Underwriter received $1,931,232 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $216,796 in sales charges and $9,882 in contingent deferred sales charges with respect to the Class A shares of the Growth Fund for the fiscal year ended October 31, 1997.

         For services rendered by the Principal Underwriter in connection with the distribution of Class B shares, the Principal Underwriter received $258,610 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $12,289 in contingent deferred sales charges with respect to the Class B shares of the Strategic Balanced Fund for the fiscal year ended July 31, 1998. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares, the Principal Underwriter received $30,755,087 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $4,125,626 in contingent deferred sales charges with respect to the Class B shares of the Growth Fund for the fiscal year ended October 31, 1997.

         For services rendered by the Principal Underwriter in connection with the distribution of Class C shares, the Principal Underwriter received $30,232 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $1,684 in contingent deferred sales charges with respect to the Class C shares of the Strategic Balanced Fund for the fiscal year ended July 31, 1998. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares, the Principal Underwriter received $5,105,935 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $101,192 in contingent deferred sales charges with respect to the Class C shares of the Growth Fund for the fiscal years ended October 31, 1997.

         The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

                     STRATEGIC BALANCED FUND

              Amount of Expense and Allocated Cost


                        Class A Shares   Class B Shares    Class C Shares
                        (for the Fiscal  (for the Fiscal   (for the Fiscal
                        year ended       year ended        year ended
Category of Expense     July 31, 1998)   July 31, 1998)    July 31, 1998)

Advertising/Marketing      $ 21,884         $ 53,912           $ 14,973

Printing and Mailing
  of Prospectuses and
  Semi-Annual and
  Annual Reports to
  Other than Current
  Shareholders             $  1,384         $  5,425           $  1,236

Compensation to
  Underwriters             $ 46,173         $114,277           $ 29,143

Compensation to
  Dealers                  $ 72,159         $223,667           $ 39,093

Compensation to Sales
   Personnel               $  3,835         $  3,023           $    729

Interest, Carrying or
   Other Financing
   Charges                 $  0             $ 27,128           $  3,177

Other (includes personnel
  costs of those home
  office employees involved
  in the distribution
  effort and the
  travel-related expenses
  incurred by the marketing
  personnel conducting
  seminars)                $ 70,160         $157,883           $ 40,424

Total                      $215,595         $585,315           $128,775
                           ========         ========           ========

                           GROWTH FUND

              Amount of Expense and Allocated Cost

                        Class A Shares   Class B Shares    Class C Shares
                        (For the Fiscal  (For the Fiscal   (For the Fiscal
                        year ended       year ended        year ended
                        October 31,      October 31,       October 31,
Category of Expense     1997)            1997)             1997)

Advertising/Marketing   $  153,682       $   532,693       $  121,477

Printing and Mailing
  of Prospectuses and
  Semi-Annual and
  Annual Reports to
  Other than Current
  Shareholders          $   57,802       $   219,834       $   49,321

Compensation to
  Underwriters          $  307,493       $ 1,100,520       $  248,667

Compensation to
  Dealers               $1,594,084       $30,483,485       $5,038,885

Compensation to Sales
  Personnel             $  468,205       $   584,769       $  117,224

Interest, Carrying or
  Other Financing
  Charges                     -          $ 3,611,838       $  501,326

Other (includes
  personnel costs
  of those home office
  employees involved
  in the distribution
  effort and the
  travel-related
  expenses incurred
  by the marketing
  personnel conducting
  seminars)             $  727,604       $ 1,395,919       $  315,409

                        $3,308,870       $37,929,058       $6,392,309
                        ==========       ===========       ==========

CUSTODIAL ARRANGEMENTS

         State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, MA, 02110 acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Funds' Trustees, State Street Bank may enter into subcustodial agreements for the holding of the Funds' securities outside of the United States.

TRANSFER AGENCY ARRANGEMENTS

         AFS, an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A, Class B , Class C and Advisor Class shares of the Trust, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. For the fiscal year ended July 31, 1998, Alliance Strategic Balanced Fund paid AFS $82,954 for transfer agency services. For the fiscal year ended October 31, 1997, Alliance Growth Fund paid AFS $6,625,051 for transfer agency services.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

GENERAL

         Shares of the Funds are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge ("Advisor Class Shares"), in each case as described below. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Funds may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, or (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such persons, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Funds either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Funds may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Funds is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the amount of the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative, as applicable, fails to do so, the investor's right to purchase shares at that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds, as defined below, during a specified period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of a Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C generally shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Trust have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."

expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix B for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Growth Fund's fiscal year ended October 31, 1997, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $5,837,510 of which $216,796, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Growth Fund's fiscal year ended
October 31, 1997, the Principal Underwriter received $9,882 in contingent deferred sales charges. During the Growth Fund's fiscal year ended October 31, 1996, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $6,003,066, of which $231,038, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Growth Fund's fiscal year ended October 31, 1996, the Principal Underwriter received $2,632,819 in contingent deferred sales charges. During the Growth Fund's fiscal year ended October 31, 1995, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $3,688,506, of which $144,082, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Growth Fund's fiscal year ended
October 31, 1995, the Principal Underwriter received $2,140,032 in contingent deferred sales charges.

         During the Strategic Balanced Fund's fiscal year ended July 31, 1998, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $62,753, of which $4,211, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Strategic Balanced Fund's fiscal year ended July 31, 1998, the Principle Underwriter received $32,909 in contingent deferred sales charges. During the Strategic Balanced Fund's fiscal year ended July 31, 1997, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $17,128, of which $637, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Strategic Balanced Fund's fiscal year ended July 31, 1997, the Principal Underwriter received $47,251 in contingent deferred sales charges. During the Strategic Balanced Fund's fiscal year ended July 31, 1996, the aggregate amount of underwriting commissions payable with respect to Class A shares of the Fund was $15,976, of which $1,204, representing that portion of the sales charges paid on Class A shares of the Fund sold during the year which was not reallowed to selected dealers, was retained by the Principal Underwriter. During the Strategic Balanced Fund's fiscal year ended July 31, 1996, the Principal Underwriter received $37,022 in contingent deferred sales charges.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:

                          Sales Charge

                                            Discount or
                                            Commission
                                  As % of   to Dealers
                        As % of   the       or Agents
                        Net       Public    As % of
Amount of               Amount    Offering  Offering
Purchase                Invested  Price     Price


Less than
    $100,000 . . .      4.44%     4.25%     4.00%
$100,000 but
    less than
    $250,000 . . .      3.36      3.25      3.00
$250,000 but
    less than
    $500,000 . . .      2.30      2.25      2.00
$500,000 but
    less than
    $1,000,000*. .      1.78      1.75      1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Funds receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Growth Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on January 16, 1998.

         Net Asset Value per Class A
         Share at January 16, 1998           $42.41

         Per Share Sales Charge--4.25%
         of offering price (4.44% of
         net asset value per share)          $ 1.88

         Class A Per Share Offering Price
         to the Public                       $44.29

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Strategic Balanced Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on July 31, 1998.

         Net Asset Value per Class A
         Share at July 31, 1998              $19.76

         Per Share Sales Charge--4.25%
         of offering price (4.45% of
         net asset value per share)          $  .88

         Class A Per Share Offering Price
         to the Public                       $20.64
                                             ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown above by combining purchases of shares of a

Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

The Alliance Fund, Inc.
AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II

  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Conservative Investors Fund
  -Alliance Growth Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)  the investor's current purchase;

             (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

            (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of a Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of a Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of a Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Funds may sell their Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates;
(ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant
Fund); (iii) the Adviser, Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates;
(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing in the Fund, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and
(vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within four years of purchase will generally be subject to a contingent deferred sales charge at the rates set forth below, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

            Contingent Deferred Sales Charge for the
                  Funds as a % of Dollar Amount


            Shares purchased
            on or after      Shares
            August 2, 1993,  purchased
Year Since  but before       on or after
Purchase    November 19, 1993                     November 19, 1993

First       5.50%            4.00%
Second      4.50%            3.00%
Third       3.50%            2.00%
Fourth      2.50%            1.00%
Fifth       1.50             None
Sixth       None             None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see Appendix B and "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Class B shares purchased on or after August 2, 1993 and held for eight years after the end of the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares. Class B shares purchased before August 2, 1993 and held for six years after the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares at the end of this period and such shares will no longer be subject to a higher distribution services fee. Such conversions will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that a Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1% of the lesser of the cost of shares being redeemed or net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those paid with respect to Class A and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the same Funds during the calendar month following the month in which the Funds are informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Funds that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and
Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in

Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Funds represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts by electronic funds transfer), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTIONS--GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to

AFS at the address shown on the cover of this Statement of Additional Information. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds nor the Adviser, the Principal Underwriter nor AFS will be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Funds may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Funds are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Funds as described above is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

GENERAL

         The Funds reserve the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Funds recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Funds that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Funds through an automatic investment program utilizing Electronic Funds Transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         You may exchange your investment in the Funds for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may exchange Class A shares of any Alliance Mutual Fund for Advisor Class shares of any other Alliance Mutual Fund, including the Funds. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or

(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. AFS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AFS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may legally be sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Funds may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Funds have available forms of such plans pursuant to which investments can be made in a Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by a Fund is deferred until distribution from the IRA. An individual's eligible contributions to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by such plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of such Fund.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Funds, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with a Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AFS at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

         General. Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

         Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "How to Sell Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges imposed when the purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

CDSC WAIVER FOR CLASS B SHARES AND CLASS C SHARES.

         Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

UNITED STATES FEDERAL INCOME TAXATION OF DIVIDENDS AND
DISTRIBUTIONS

         General. Each Fund intends to qualify for tax treatment as a "regulated investment company" under the Code for each taxable year. In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses. These requirements may limit the range of the Fund's investments.

         If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of
(i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment.

         In addition, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         The information set forth in the Funds' Prospectus and the following discussion relates solely to federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. The dividends-received deduction for corporations should also be applicable to a Fund's dividends of net investment income, but only to the extent so designated by the Fund. The amount of such dividends and distributions that may be designated by the Fund as eligible for the dividends-received deduction is limited to the amount qualifying of dividends from domestic corporations received by a Fund during the fiscal year. Furthermore, provisions of the tax law disallow the dividends- received deduction to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The dividends- received deduction shall also be disallowed with respect to a dividend unless the corporate shareholder held its shares without protection from risk of loss on the ex-dividend date and for at least 45 more days during the 90-day period beginning 45 days prior to the ex-dividend date.

         Distributions of net capital gains designated by the Fund as such (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held shares in a Fund.

         Capital gains distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of a Fund (even if received shortly after the purchase of such shares by him or her) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any distribution of net capital gain made with respect to such shares.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed theFund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asset value also reflects unrealized losses.

         For federal income tax purposes, when equity call options which a Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by a Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the nature of the gain or loss on the sale of stock depends upon the holding period of the stock.
There may be short-term gains or losses associated with closing purchase transactions.

         A Fund's hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, will subject the Fund to special tax rules (including mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         Each Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing discussion relates only to U.S. federal income tax law as it affects U.S. shareholders. The effects of federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in a Fund.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

DESCRIPTION OF THE TRUST

         The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having five separate portfolios, each of which is represented by a separate series of shares. In addition to the Funds, the other portfolios of the Trust are Alliance Short-Term U.S. Government Fund, Alliance Conservative Investors Fund and Alliance Growth Investors Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B, Class C and Advisor Class shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

CAPITALIZATION

         Except as noted below under "Shareholder and Trustee
Liability," all shares of the Funds when duly issued will be fully paid and non-assessable.

         Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Funds' outstanding shares at January 16, 1998 in the case of Growth Fund, and October 9, 1998 in the case of Strategic
Balanced Fund:

NAMES AND ADDRESSES                    NO. OF SHARES   % OF CLASS

                      GROWTH FUND--CLASS A

MLPF&S For The Sole Benefit            2,170,951           10.95%
of Its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

                             CLASS B
Merrill Lynch                          21,176,004          19.71%
Mutual Fund Operations
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

                             CLASS C

MLPF&S for the Sole                     7,203,556          40.16%
Benefit of Customers
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

                          ADVISOR CLASS

Merrill Lynch                           2,447,991          91.43%
Mutual Fund Operations
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246-6486

Trust for Profit                          164,328           6.14%
Sharing Plan For
Employees of Alliance
Capital Management L.P. Plan R
Attn: Jill Smith-32nd Fl.
1345 Avenue of the Americas
New York, NY 10105-0302

                STRATEGIC BALANCED FUND--CLASS C

MLPF&S                                     42,548          21.16%
For the Sole Benefit of its
Customers
ATTN:  Fund Admin.  (97B77)
4800 Deer Lake Drive East 2nd Floor
Jacksonville, FL  32245-6484

                          ADVISOR CLASS

Alliance Fund Services                    1,128            47.04%
Audit Output Account
Attn: Corporate Actions
P.O. Box 1520
Secaucus, NJ  07096-1520

Alliance Fund Services                    1,424            52.60%
Audit Output Account
Attn: Corporate Actions
P.O. Box 1520
Secaucus, NJ  07096-1520

VOTING RIGHTS

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

         The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or

(ii) more than 50% of the outstanding shares of such Fund or such class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name,
(ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Ropes &
Gray, One International Place, Boston, Massachusetts 02110.

INDEPENDENT ACCOUNTANTS

         The financial statements of the Strategic Balanced Fund for the fiscal year ended July 31, 1998, and of the Growth Fund for the fiscal year ended October 31, 1997, which are included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants for such period, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

PERFORMANCE INFORMATION

         From time to time, a Fund may advertise its "total return." Total return is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for its most recently completed one-, five- and ten-year periods (or the life of a Fund or class, if shorter). Total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over such period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The average annual compounded total return for Class A shares of the Growth Fund was 29.54% for the one-year period ended October 31, 1997, 21.87% for the five-year period ended

October 31, 1997, and 23.28% for the period September 4, 1990 (commencement of distribution of Class A shares), through October 31, 1997. The average annual compounded total return for Class B shares of the Growth Fund was 28.64% for the one-year period ended October 31, 1997, 21.04% for the five-year period ended October 31, 1997, and 21.01% for the ten year period through October 31, 1997. The average annual compounded total return for Class C shares of the Growth Fund was 28.66% for the one-year period ended October 31, 1997, and 18.31% for the period August 2, 1993 (commencement of distribution of Class C shares) through October 31, 1997. The average annual compounded total return for Advisor Class shares of the Growth Fund was 30.09% for the period October 2, 1996 (commencement of operations) through October 31, 1997.

         The average annual compounded total return for Class A shares of the Strategic Balanced Fund was 10.50% for the one-year period ended July 31, 1998, 10.54% for the five-year period ended July 31, 1998, and 12.91% for the period September 4, 1990 (commencement of distribution of Class A shares) through July 31, 1998. The average annual compounded total return for Class B shares of the Strategic Balanced Fund was 9.78% for the one-year period ended July 31, 1998, 13.20% for the five-year period ended July 31, 1998, and 11.72% for the ten-year period ended July 31, 1998. The average annual compounded total return for Class C shares of the Strategic Balanced Fund was 9.78% for the one-year period ended July 31, 1998, and was 9.79% for the five-year period ended July 31, 1998. The average annual compounded total return for Advisor Class shares of the Strategic Balanced Fund was 10.32% for the one-year period ended July 31, 1998, and was 6.40% for the period October 2, 1996 (commencement of operations) through July 31, 1998.

         Each Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The

New York Times, The Wall Street Journal, Barrons, Investor's
Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

ADDITIONAL INFORMATION

         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

____________________________________________________________

                 FINANCIAL STATEMENTS AND REPORT
                   OF INDEPENDENT ACCOUNTANTS
____________________________________________________________

________________________________________________________________

                           APPENDIX A:
              DESCRIPTION OF CORPORATE BOND RATINGS


________________________________________________________________


         Description of the bond ratings of Moody's Investors
Service, Inc. are as follows:

         Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         Descriptions of the bond ratings of Standard & Poor's
Ratings Services ("Standard & Poor's") are as follows:

         AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

         C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

         D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

         The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         Descriptions of the bond ratings of Fitch IBCA, Inc. are as follows:

         AAA-- Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as stability of applicable earnings conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA-- Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security -
- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A-- A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB-- BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

         BB-- BB rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B-- B rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC-- CCC rated bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC-- CC rated bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C-- C rated bonds are in imminent default in payment of interest or principal.

         DDD, DD and D-- These bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating agency. Plus and minus signs, however, are not used in the "AAA" and "D" categories.

         Descriptions of the bond ratings of Duff & Phelps Credit
Rating Co. are as follows:

         AAA-- Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

____________________________________________________________

                           APPENDIX B:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

(LOGO)(R)                    THE ALLIANCE PORTFOLIOS:
                             Alliance Short-Term
                             U. S. Government Fund
___________________________________________________________
   c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800)-227-4618
___________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        March 1, 1999
___________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus that offers Class A, Class B and Class C shares and, if the Fund begins to offer Advisor Class shares, the Prospectus that offers Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with any Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus"). The Fund currently does not offer Advisor Class shares. Copies of the Fund's Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.


                      TABLE OF CONTENTS

                                                             PAGE

INVESTMENT POLICIES AND RESTRICTIONS......................
ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND..............
INVESTMENT RESTRICTIONS...................................
MANAGEMENT OF THE FUND....................................
PORTFOLIO TRANSACTIONS....................................
EXPENSES OF THE FUND......................................
PURCHASE OF SHARES........................................
REDEMPTION AND REPURCHASE OF SHARES.......................
SHAREHOLDER SERVICES......................................
NET ASSET VALUE...........................................
DIVIDENDS, DISTRIBUTIONS AND TAXES........................
GENERAL INFORMATION.......................................
FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT ACCOUNTANTS.........................
APPENDIX A:  DESCRIPTION OF CORPORATE BOND RATINGS........    A-1
APPENDIX B:  CERTAIN EMPLOYEE BENEFIT PLANS...............    B-1

_____________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

___________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
___________________________________________________________

         The Alliance Portfolios (the "Trust") is a diversified, open-end investment company. The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of the Alliance Short-Term U.S. Government Fund (the "Fund"), a series of Trust, under the heading "Investment Objective and Policies." In addition to the investment techniques described in this section, the Fund may also engage in the investment techniques described below under the sub-heading "Additional Investment Techniques of the Fund."

Investment Objective and Policies of the Short-Term U.S.
Government Fund

         General. The Fund seeks to provide high current income consistent with preservation of capital by investing primarily in a diversified portfolio of U.S. Government Securities. Under normal circumstances, the Fund will maintain an average dollar-weighted portfolio maturity of not more than three years and will invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities. In periods of rising interest rates, the Fund may, to the extent it invests in mortgage-backed securities, be subject to the risk that its average dollar weighted portfolio maturity may be extended as a result of lower than anticipated prepayment rates. The Fund's investments may include all types of U.S. Government Securities, including those backed by the full faith and credit of the U.S. Government, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. U.S. Government Securities include, without limitation, the following:

         U.S. Treasury Bills - Direct obligations of the U.S. Treasury which are issued in maturities of one year or less. No interest is paid on Treasury Bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

         U.S. Treasury Notes - Direct obligations of the U.S.
Treasury issued in maturities which vary between one and ten years, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

         U.S. Treasury Bonds - Direct obligations of the U.S. Treasury are issued in maturities of more than ten years from the date of issue, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

         "Ginnie Maes" - Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of the principal and interest. The GNMA guarantee is backed by the full faith and credit of the U.S. Government.

         "Fannie Maes" - The Federal National Mortgage Association ("FNMA"), a government-sponsored corporation, owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Governmental Collateralized Mortgage Obligations ("CMOs") - Governmental CMOs are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. The Fund may invest in only those privately-issued CMOs which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality. CMOs issued by entities other than U.S. Government agencies or instrumentalities are not considered U.S. Government Securities for purposes of the investment policies of the Fund even though the CMOs may be collateralized by U.S. Government Securities.

         In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float," at a specified increment over an index such as London Interbank Offered Rate ("LIBOR"). Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities.

         Ginnie Maes, Fannie Maes, Freddie Macs and CMOs are mortgage-backed securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other U.S. Government Securities. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

         The Fund may also invest in "zero-coupon" U.S. Government Securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government Securities and coupons. The Fund may also invest in certificates representing rights to receive payments of the interest only or principal only of mortgage-backed U.S. Government Securities ("IO/PO Strips"). These securities tend to be more volatile than other types of U.S. Government Securities. IO Strips involve the additional risk of loss of the entire remaining value of the investment if the underlying mortgages are prepaid. See "Stripped Mortgage-Related Securities" below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

         Guarantees of the Fund's securities by the U.S.
Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

         U.S. Government Securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

         As with other mutual funds, the value of the Fund's shares will fluctuate with the value of its investments. The value of the Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of U.S. Government Securities generally decline. In an effort to preserve the capital of the Fund when interest rates are generally rising, Alliance Capital Management L.P. (the "Adviser") may shorten the average maturity of the U.S. Government Securities in the Fund's portfolio. Because the principal values of U.S. Government Securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average maturity will generally diminish less in value during such periods than a portfolio of longer average maturity. Because U.S. Government Securities with shorter maturities generally have a lower yield to maturity, however, the Fund's current return and net asset value will generally be lower as a result of such action than it would have been had such action not been taken.

         In addition to investing in U.S. Government Securities, the Fund may invest a portion of its assets in bank certificates of deposit, corporate debt obligations, high quality money market instruments and CMOs, IO/PO Strips and asset-backed securities of non-governmental issuers. These investments generally involve higher levels of credit risk than do U.S. Government Securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as market rates of interest change. To reduce these risks, however, the Fund's investments in fixed-income securities will be rated at the time of purchase at least AA by Standard & Poor's ("S&P") or Aa by Moody's Investors Service, Inc. ("Moodys"), or if unrated will be of comparable quality as determined by the Adviser. In the event that the rating of any security held by the Fund falls below Aa by Moody's and/or AA by S&P (or an unrated security is determined by the Adviser to no longer be of comparable quality to securities rated Aa or AA), the Fund will not be obligated to dispose of such security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

         Stripped Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

         Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

         Inverse Floating Rate Instruments. The Fund may seek to increase yield by investing in leveraged inverse floating rate debt instruments, known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a multiple of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

         Short Sales Against-the-Box. The Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for Federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. Such short sales may cause the Fund to recognize gain under tax rules pertaining to constructive sales.

         Adjustable Rate Securities. The Fund may invest in adjustable rate securities, which may be U.S. Government Securities or securities of other issuers. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the relevant issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

         Interest Rate Transactions. The Fund may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as speculative investment. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount for the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities. The Fund will only enter into such swaps, caps and floors on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap, cap or floor will be accrued on a daily basis and an amount of liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Caps and floors may be illiquid.

         Reverse Repurchase Agreements. In order to increase income, the Fund may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in an amount up to 33-1/3% of the Fund's total assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Reverse repurchase agreements are considered borrowings by the Fund and require the segregation of liquid assets with the Fund's custodian in amount equal to the Fund's obligation pending completion of such transactions. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         Options on Securities. The Fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. For more information on writing options on securities, see "Options -
Options on Securities."

         Options on certain U.S. Government Securities are traded in significant volume on securities exchanges. However, other options which the Fund may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the Fund will enter into such option contracts with particular securities dealers who make markets in these options. The Fund's ability to terminate option positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Fund.

         Borrowing. In addition, the Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above.

         Securities Ratings. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Fitch IBCA, Inc. ("Fitch") are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

1940 Act Restrictions

         Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Fund to incur related transaction costs and to realize taxable gains.

         Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company.

Portfolio Management

         The Adviser manages the Fund's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for the Fund is included under "Financial Highlights" in the Fund's Prospectus. A high portfolio turnover rate will involve greater costs to the Fund (including brokerage commissions and other transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Portfolio Transactions" and "Dividends, Distributions and Taxes" below.

___________________________________________________________

          ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND
___________________________________________________________

Repurchase Agreements

         The repurchase agreements referred to in the Fund's Prospectus are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security. The value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Non-Publicly Traded Securities

         The Fund may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, the Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of the Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees.
Pursuant to these guidelines, the Adviser will monitor the liquidity of the Fund's investment in Rule 144A Securities and, in reaching liquidity decisions, will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Descriptions of Certain Money Market Securities in Which the Fund
May Invest

         Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         Commercial Paper. Commercial paper consists of short term (usually from 1 to 270 days) unsecured promissory notes issued in order to finance their current operations.

         Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund may invest in these notes only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P.

Asset-Backed Securities

         The Fund may invest in asset backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

         Like mortgages underlying mortgage backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other types of asset-backed securities that may be developed in the future.

         The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Fund intends to conduct its operations in a manner consistent with this view; therefore, the Fund generally may not invest more than 10% of its total assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities

         The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to execute ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of the Fund's total assets at the time any such loan is made.

Forward Commitments and When-Issued and Delayed Delivery
Securities

         The Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when issued" or "delayed delivery" basis. Agreements for such purchases might be entered into when, for example, the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e., on a forward commitment, "when issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when issued" or "delayed delivery" commitments.

         The Fund will enter into forward commitments and make commitments to purchase securities on a "when issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of the Adviser it is deemed advisable as a matter of investment strategy.

         At the time the Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

         Although the Fund does not intend to make such purchases for speculative purposes and does intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when issued" or "delayed delivery" securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for Federal income tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

Options

         Options on Securities. In addition to the methods of "cover" described in the Prospectus, the Fund may write call and put options and may purchase call and put options on securities. The Fund intends to write only covered options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         The Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or is otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or is otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

         The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.
Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

Futures Contracts and Options on Futures Contracts

         Futures Contracts. The Fund may enter into interest rate futures contracts ("Futures Contracts"). Such investment strategies will be used as a hedge and not for speculation.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund's portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         Options on Futures Contracts. The Fund may purchase and write options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the

Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Fund may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, although the securities which the Fund intends to purchase may be less expensive.

Risk Factors in Options and Futures

         Risk of Imperfect Correlation of Hedging Instruments With a Fund's Portfolio. The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts and options on Futures Contracts, depends on the degree to which price movements in the underlying instrument correlate with price movements in the relevant portion of the Fund's portfolio or securities the Fund intends to purchase. In the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move by the same amount or in the same direction as the underlying obligation.

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures
Contract will not be fully reflected in the value of the option.

         Further, with respect to options on securities and options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

         If the Fund purchases futures or options in order to hedge against a possible increase in the price of securities the Fund intends to purchase before the Fund is able to invest its cash in such securities, the Fund faces the risk that the prices of such securities may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security or Futures Contract, the Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying instrument. As a result, the Fund could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Fund's portfolio securities.

         The writing of options on securities or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

         In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

         Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability to effectively hedge its portfolio, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Fund will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which
(i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

         Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Fund purchases or sells Futures Contracts and options on Futures Contracts and purchase and write options on securities for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When the Fund writes options on securities for other than hedging purposes, the limited margin requirements associated with such transactions could expose the Fund to greater risk.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as speculative position limits on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

         Risks of Options on Futures Contracts. The amount of risk the Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid secondary market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security or Futures Contract.

         Risks of Over-the-Counter Options on Securities. Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Restrictions on the Use of Futures and Option Contracts

         Under applicable regulations, when the Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, the Fund maintains with its custodian in a segregated account liquid assets, which together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, the

Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

         The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations

         Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

         The Fund will not "over-hedge," that is, the Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

         The Fund's ability to employ the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to use these instruments effectively for the purposes set forth above.

         The Fund's ability to use options and futures may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between the Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required in order to meet tax requirements.>

Future Developments

         The above discussion relates to the Fund's proposed use of Futures Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are still developing. In the event of future regulatory or market developments, the Fund may also use additional types of Futures Contracts or options and other investment techniques for the purposes set forth above.

______________________________________________________________

                     INVESTMENT RESTRICTIONS
______________________________________________________________

         Except as described below and except as otherwise specifically stated in the Fund's Prospectus or this Statement of Additional Information, the investment policies of the Fund set forth in the Prospectus and in this Statement of Additional
Information are not fundamental and may be changed without shareholder approval.

         The following is a description of restrictions on the investments to be made by the Fund, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

         The Fund will not:

         (1) Invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction.

         (2) Invest 25% or more of its total assets in the securities of any one industry.

         (3) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes, except that the Fund may enter into reverse repurchase agreements to the maximum extent permitted by law.

         (4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (5) Purchase or retain real estate or interests in real estate, although the Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (6) Make loans to other persons except by the purchase of obligations in which the Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (7) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

         It is also a fundamental policy of the Fund that it may purchase and sell futures contracts and related options and it is a fundamental policy of the Fund that it may enter into reverse repurchase agreements and interest rate swaps to the maximum extent permitted by law.

         In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Fund but which are not fundamental and are subject to change without shareholder approval.

         The Fund will not:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by Restriction No. 1 above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

         (b) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Fund may make margin payments in connection with Futures Contracts, options on Futures Contracts or options.

         (c) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions.

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities and with respect to Futures Contracts.

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

         (f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

         (g) Purchase securities issued by any other registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

         (h) Make investments for the purpose of exercising control or management.

         (i) Participate on a joint or joint and several basis in any trading account in securities.

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

         (k) Purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent the Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Funds investment objective and policies.

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of the Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

         Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

___________________________________________________________

                     MANAGEMENT OF THE FUND
___________________________________________________________

Adviser

         Alliance Capital Management L.P. (the "Adviser"), a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision and control of the Trust's Board of Trustees.

         The Adviser is a leading international investment manager supervising client accounts with assets as of _______, 1999, totaling more than $___ billion (of which more than $___ billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The __ registered investment companies managed by the Adviser, comprising ___ separate investment portfolios, currently have more than ___ million shareholders. As of _______, 1999, the Adviser and its subsidiaries employed approximately ____ employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of ________, 1999, the Adviser was retained as an investment manager for employee benefit plan assets of __ of the FORTUNE 100 companies.

         Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA") a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

Investment Advisory Contract and Expenses

         The Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Fund at an annual rate equal to .55% of the Fund's average daily net assets. The Adviser has voluntarily undertaken until further notice to waive its fees in respect of the Fund, and has agreed to bear certain expenses of the Class A, Class B and Class C shares of the Fund, to the extent that expenses exceed an annual rate of 1.40% for Class A shares and 2.10% for Class B shares and Class C shares.

         The Investment Advisory Contract became effective on July 23, 1993. The Investment Advisory Contract replaced two earlier agreements (collectively, the "First Investment Advisory Contract") between the Trust and Equitable Capital Management Corporation ("Equitable Capital") or Equitable, as the case may be, with respect to the Fund. The First Investment Advisory Contract terminated because of its technical assignment in connection with the transfer of substantially all of the assets comprising Equitable Capital's business to the Adviser and certain of its subsidiaries in exchange for newly issued limited partnership interests in the Adviser and the assumption by the Adviser and such subsidiaries of certain liabilities of Equitable Capital. Equitable Capital was compensated for its services as investment manager of the Fund at the same rate as is currently paid by the Fund to the Adviser.

         In anticipation of the assignment of the First Investment Advisory Contract, the Investment Advisory Contract was approved by the vote of the Trust's Trustees, including the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at meetings called for the purpose and held on February 16, 1993 and March 31, 1993. At a meeting held on April 8, 1993, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Contract. Most recently, the continuance of the Investment Advisory Contract until July 31, 1999 was approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at their Regular Meeting held on July 16, 1998.

         During the fiscal year ended August 31, 1998, the Adviser earned $89,353 in advisory fees from the Fund (all of which was waived, and an additional $78,479 in expenses were reimbursed by the Adviser). During the fiscal year ended August 31, 1997, the Adviser earned $91,527 in advisory fees from the Fund (all of which was waived, and an additional $73,336 in expenses were reimbursed by the Adviser). During the fiscal year ended August 31, 1996, the Adviser earned $83,317 in advisory fees from the Fund (all of which was waived, and an additional $145,095 in expenses were reimbursed by the Adviser).

         The Adviser is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and
(ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and the Fund, and if Alliance should cease to be the investment manager of the Fund, the Trust and the Fund may be required to change its name and delete the word "Alliance" from their names.

         The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Trustees and Officers

         The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

Trustees

         John D. Carifa,***  53, Chairman of the Board, is the
President, Chief Operating Officer, and a Director of ACMC, with which he has been associated since prior to 1993.  His address is
1345 Avenue of the Americas, New York, New York 10105.
____________________

*** An "interested person" of the Trust, as defined by the 1940 Act.

         Ruth Block, 67, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

         Richard W. Couper, 75, is President Emeritus and Trustee of The Woodrow Wilson Fellowship Foundation and President
Emeritus of the New York Public Library.  His address is Box 345,
Clinton, New York, 13323-0345.

         William H. Foulk, Jr., 66, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         Brenton W. Harries, 70, is a Director of Enhance Reinsurance Co. and was formerly the President and Chief Executive Officer of Global Electronic Markets Company. His address is 14 Point Road, Wilson Point, South Norwalk, Connecticut 06854.

         Donald J. Robinson, 64, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

         *John D. Carifa, President, see biography above.

         Edmund P. Bergan, Jr., 48, Clerk, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1993. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Mark D. Gersten, 48, Treasurer and Chief Financial
Officer, is a Senior Vice President of AFS, with which he has been associated since prior to 1993. His address is 500 Plaza
Drive, Secaucus, New Jersey 07094.

         Vincent S. Noto, 33, Controller and Chief Accounting
Officer, is a Vice President of AFS, with which he has been associated since prior to 1993. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

         Bruce W. Calvert, 51, Vice President, is the Vice
Chairman and Chief Investment Officer of ACMC, with which he has been associated since prior to 1993. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Kathleen A. Corbet, 38, Vice President, is an Executive
Vice President of ACMC, with which she has been associated since
July, 1993.

         Wayne D. Lyski, 57, Vice President, is an Executive Vice
President of ACMC, with which he has been associated since prior to 1993. His address is 1345 Avenue of the Americas, New York,
New York 10105.

         Patricia J. Young, 44, Vice President, is a Senior Vice
President of ACMC, with which she has been associated since July, 1993. Her address is 1345 Avenue of the Americas, New York, New
York 10105.

         Andrew L. Gangolf, 44, Assistant Clerk, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was vice president and Assistant Secretary of Delaware Management Co., Inc. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Domenick Pugliese, 37, Assistant Clerk, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was Vice president and Counsel of Concorde Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since prior to 1993. His address is 1345 Avenue of the Americas, New York, New York 10105.

         Emilie D. Wrapp, 42, Assistant Clerk, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1993. Her address is 1345
Avenue of the Americas, New York, New York 10105.





         The aggregate compensation paid to each of the Trustees by the Fund during the fiscal year ended August 31, 1998, and the aggregate compensation paid to each of the Trustees during calendar year 1998 by the Trust and by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within the companies) in the Alliance Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the Fund nor any Fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Each of the Trustees is a trustee or director of one or more other registered investment companies in the Alliance Fund Complex.

                                                Total Number    Total Number
                                                of Investment   of Investment
                                                Companies in    Portfolios
                                                the Alliance    Within the
                                                Fund Complex,   Funds,
                                  Compensation  Including the   Including the
                                  from the      Fund, as to     Fund, as to
                     Aggregate    Alliance Fund which the       which the
                     Compensation Complex,      Director is a   Director is a
                     from         Including     Director or     Director or
Name of Trustee      the Fund     the Fund      Trustee         Trustee
____________________ ____________ _____________ _____________   _____________

John D. Carifa        $ -0-        $ -0-             __             __
Ruth Block            $4,407       $_____            __             __
Richard W. Couper     $5,500       $_____            __             __
William H. Foulk, Jr. $4,407       $_____            __             __
Brenton W. Harries    $5,400       $_____            __             __
Donald J. Robinson    $ -0-        $_____            __             __


         As of _______, 1999, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

         The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940
Act.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

         The Adviser makes the decisions for the Fund and determines the broker or dealer to be used in each specific transaction. Most transactions for the Fund, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen (15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Fund usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Trust may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Trust.

         No transactions for the Fund are executed through any broker or dealer affiliated with the Fund's Adviser, or with Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. During the fiscal years ended August 31, 1996, 1997 and 1998, the Fund incurred no brokerage commissions.

______________________________________________________________

                      EXPENSES OF THE FUND
______________________________________________________________

         In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) Federal, state and local taxes, including issue and transfer taxes incurred by or levied on Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Fund under the appropriate Federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Fund's prospectus and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements

         Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Fund pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, the Fund pays Alliance Fund Distributors, Inc. (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of the Funds aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to .30% of the Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of the Fund attributable to each of the Class A shares, Class B shares and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the

Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Fund's shares.

         Each Plan may be terminated with respect to the class of shares of the Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of the Fund to which the Plan relates requires approval by the affected class of shareholders of the Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to the Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Plans provide that AFD will use the distribution services fee received from the Fund in its entirety for payments
(i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in the Fund by its customers. Distribution services fees received from the Fund with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Fund, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund's shares. The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Plans with respect to the class involved and, in the case of Class B and Class C shares, payments received from Contingent Deferred Sales Charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plans with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plans are in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund, were, as of that time $______ (___% as a percentage of Net Assets of Class B Shares) and $______ (___% as a percentage of Net Assets of Class C Shares), respectively.

         The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         The Plans may be terminated with respect to the Fund or any class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of the Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees.

         The Plans will continue in effect with respect to the Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Qualified Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $15,938 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $0 in sales charges with respect to the Class A shares of the Fund for the fiscal year ended August 31, 1998.

         For services rendered by the Principal Underwriter in connection with the distribution of Class B shares the Principal Underwriter received $64,165 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $18,771 in contingent deferred sales charges with respect to the Class B shares of the Fund for the fiscal year ended August 31, 1998.

         For services rendered by the Principal Underwriter in connection with the distribution of Class C shares the Principal Underwriter received $45,169 in 12b-1 fees, pursuant to the Plan applicable to such shares, and $2,286 in contingent deferred sales charges with respect to the Class C shares of the Fund for the fiscal year ended August 31, 1998.

         The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the period indicated:

              Amount of Expense and Allocated Cost

                         Class A Shares    Class B Shares    Class C Shares
                         (for the Fiscal   (for the Fiscal   (for the Fiscal
Category                 year ended        year ended        year ended
of Expense               August 31, 1998)  August 31, 1998)  August 31, 1998)

Advertising/
  Marketing                    $60,145           $12,529           $12,842

Printing and
  Mailing of
  Prospectuses
  and Semi-Annual
  and Annual Reports
  to Other than
  Current
  Shareholders                  $9,208            $(540)              $774

Compensation
  to Underwriters             $119,002           $30,782           $31,793

Compensation
  to Dealers                   $55,294           $49,903           $57,812

Compensation
  to Sales
  Personnel                    $10,682            $2,981            $3,382

Interest,
  Carrying or
  Other
  Financing
  Charges                           $0            $7,662            $5,131

Other
  (includes
  personnel
  costs of those
  home office
  employees
  involved in
  the distribution
  effort and the
  travel-related
  expenses incurred
  by the marketing
  personnel
  conducting
  seminars)                   $214,482          $44,048           $46,106
                              ________          _______           _______

                              $472,813          $147,365          $157,480
                              ==========        =========         ========

Custodial Arrangements

         State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, MA, 02110 acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Funds Trustees, State Street Bank may enter into subcustodial agreements for the holding of the Funds securities outside the United States.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Trust's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders of each of the Class A, Class B, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended August 31, 1998, the Fund paid Alliance Fund Services, Inc. $20,680 for transfer agency services.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Prospectus under "Purchase and Sale of Shares -- How To Buy
Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge ("Advisor Class Shares"), in each case, as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (ii) and
(iii) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B shares and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A share sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares. Shares of each of the classes represent an interest in the same portfolio of investments, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares generally bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A, the Class B and the Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements - Class A, Class B and
Class C Shares****

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on
Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix B for information
____________________

**** Advisor Class Shares are sold only to investors described above in this section under "--General."

concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year period and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:

                          Sales Charge

                                                 Discount or
                                                 Commission
                                    As % of      to Dealers
                        As % of     the Public   or Agents
Amount of               Net Amount  Offering     As % of
Purchase                Invested    Price        Offering Price

Less than
   $100,000. . .        4.44%       4.25%        4.00%
$100,000 but
   less than
   $250,000. . .        3.36        3.25         3.00
$250,000 but
   less than
   $500,000. . .        2.30        2.25         2.00
$500,000 but
   less than
   $1,000,000*. .       1.78        1.75         1.50

________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on August 31, 1998.

         Net Asset Value per Class A
              Share at August 31, 1998      $ 9.48

         Per Share Sales Charge - 4.25%
              of offering price (4.45% of
              net asset value per share)    $  .42

         Class A Per Share Offering Price
              to the Public                 $ 9.90
                                            ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.

Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China 97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Growth Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other
              Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charge shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25 % sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or the telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and

(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or other financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will generally be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

Year               Contingent Deferred Sales Charge as a %
Since Purchase        of Dollar Amount Subject to Charge

First                             3.00%
Second                            2.00%
Third                             1.00%
Fourth                            None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see Appendix B and "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Six years after the end of the calendar month in which the shareholders purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversions will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1% charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.
The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares. In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those paid with respect to Class A and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationship, described above under "Purchase of Shares--General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of same the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholders would be required to redeem shareholders Advisor Class shares, which would constitute a taxable event under Federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund will redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any.
Payment received by a shareholder upon redemption or repurchase of the shareholders shares, assuming the shares constitute capital assets in the shareholders hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The share assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions--General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account.
Neither the Fund nor the Adviser, the Principal Underwriter nor AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries, selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

___________________________________________________________

                      SHAREHOLDER SERVICES
___________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing Electronic Funds Transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder.

Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser).
In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the Alliance Mutual Fund into which you are exchanging before submitting the request. Call AFS at (800) 221-5672 to exchange uncertificated shares. An exchange is a are taxable capital transactions for Federal income tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or

(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless
AFS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments (such as the market break of October 1987) it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amounts worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may legally be sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AFS at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on the shareholder's
Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investors principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See " Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when the purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or

Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

         The Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year. In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments.

         If the Fund qualifies as a regulated investment company, it will not be subject to Federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of
(i) its tax-exempt interest income less (ii) certain deductions attributable to that income. The Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment.

         In addition, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         The information set forth in the Prospectus and the following discussion relates solely to Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net capital gain designated by the Fund as such (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held shares in the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

         Any dividend or distribution received by a shareholder on shares of the Fund (even if received shortly after the purchase of such shares by him or her) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any distribution of net capital gain made with respect to such shares.

         Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

         The Fund's hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, including short sales against-the-box, will subject the Fund to special tax rules (including mark-to-market, straddle, wash sale, short sale and constructive sales rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

         The Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing discussion relates only to U.S. Federal income tax law as it affects U.S. shareholders. The effects of Federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in the Fund.
____________________________________________________________

                       GENERAL INFORMATION
____________________________________________________________

Description of the Trust

         The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having five separate portfolios, each of which is represented by a separate series of shares. In addition to the Fund, the other portfolios of the Trust are the Alliance Growth Fund, the Alliance Strategic Balanced Fund, the Alliance Conservative Investors Fund and the Alliance Growth Investors Fund.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of the Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund or that class are entitled to share pro rata in the net assets of the Fund or that class then available for distribution to such shareholders.

         The assets received by the Trust for the issue or sale of the Class A, Class B, Class C and Advisor Class shares of the Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of the Fund and each class of shares thereof are segregated and are charged with the expenses with respect to the Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

Capitalization

         Except as noted below under "Shareholder and Trustee
Liability", all shares of the Fund when duly issued will be fully paid and non-assessable.

         Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Fund's outstanding shares at _______, 1999:

Names and Addresses                              % of Class



Voting Rights



         As summarized above, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or the Fund and on other matters submitted to the vote of shareholders.

         A shareholder in the Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the Portfolio or class would normally be entitled to one vote for all purposes.

         The By-Laws of the Trust provide that generally, shares of each class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares of the Fund have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares of the Fund votes separately with respect to the Fund's distribution plans and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in this Statement of Additional Information. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of the Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

         The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or the applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of the Fund or such class are represented or
(ii) more than 50% of the outstanding shares of the Fund or such class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act or state law (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

         Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Counsel

         Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Ropes & Gray, One International Place, Boston, Massachusetts 02110.

Independent Accountants

         The financial statements of the Fund for the fiscal year ended August 31, 1998 which are included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, the Trust's independent accountants and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Total Return and Yield Quotations

         From time to time, the Fund advertises its "yield" and "total return," which are computed separately for Class A, Class B and Class C shares. The Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semi-annual basis. The Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of the Fund's total return disclose its average annual compounded total return for the periods prescribed by the SEC. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purpose of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The yield of Class A shares of the Short-Term U.S. Government Fund was 4.85% for the 30-day period ended August 31, 1998. The yield of Class B shares of the Short-Term U.S. Government Fund was 4.29% for the 30-day period ended August 31, 1998. The yield of Class C shares of the Short-Term U.S. Government Fund was 4.28% for the 30-day period ended August 31, 1998.

         The average annual total return based on net asset value for each class of shares for the one-, five- and ten-year periods ended August 31, 1998 (or since inception through that date, as noted) was as follows:

                             12 Months
                             Ended     5 Years Ended  10 Years Ended
                             8/31/98   8/31/98        8/31/98
                             _________ _____________  ______________

Class A                      (4.04)%   3.55%          4.47%*

Class B                      3.52%     2.86%          3.79%*

Class C                      3.53%     2.85%          2.91%*

*Inception Dates:            Class A - May 4, 1992
                             Class B - May 4, 1992
                             Class C - August 2, 1993

         The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Funds portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. (or comparing the Fund's performance to that of various indices), and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines, such as The New York Times, The Wall Street Journal, Barron's, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

Additional Information

         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933.
Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

________________________________________________________________

                           APPENDIX A:
              DESCRIPTION OF CORPORATE BOND RATINGS


________________________________________________________________


         Description of the bond ratings of Moody's Investors
Service, Inc. are as follows:

         Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

         A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-- Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

         Descriptions of the bond ratings of Standard & Poor's
Ratings Services ("Standard & Poor's") are as follows:

         AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

         C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

         D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

         The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         Descriptions of the bond ratings of Fitch IBCA, Inc. are as follows:

         AAA-- Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as stability of applicable earnings conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA-- Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien -- in many cases directly following an AAA security - - or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A-- A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB-- BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

         BB-- BB rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B-- B rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC-- CCC rated bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC-- CC rated bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C-- C rated bonds are in imminent default in payment of interest or principal.

         DDD, DD and D-- These bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating agency. Plus and minus signs, however, are not used in the "AAA" and "D" categories.

         Descriptions of the bond ratings of Duff & Phelps Credit
Rating Co. are as follows:

         AAA-- Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

____________________________________________________________

                           APPENDIX B:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

C.  OTHER INFORMATION

ITEM 23.  Exhibits:

    (a)   (1)  Agreement and Declaration of Trust - Incorporated
               by reference to Exhibit 1(a) to Post-Effective Amendment No. 28 of Registrant's Registration statement on Form N-1A (File Nos. 33-12988 and 811-05088) filed with the Securities and Exchange Commission on January 30, 1998.

          (2)  Amendment No. 1 to Agreement and Declaration of
               Trust of Registrant dated June 29, 1987 -
               Incorporated by reference to Exhibit 1(b) to Post-
               Effective Amendment No. 28 of Registrant's
               Registration statement on Form N-1A (File
               Nos. 33-12988 and 811-05088) filed with the
               Securities and Exchange Commission on January 30,
               1998.

          (3)  Amendment No. 2 to Agreement and Declaration of
               Trust of Registrant dated April 21, 1993 -
               Incorporated by reference to Exhibit 1(c) to Post-
               Effective Amendment No. 28 of Registrant's
               Registration statement on Form N-1A (File
               Nos. 33-12988 and 811-05088) filed with the
               Securities and Exchange Commission on January 30,
               1998.

    (b)   (1)  By-Laws of the Registrant - Incorporated by
               reference to Exhibit 2 to Post-Effective Amendment No. 26 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088)
               filed with the Securities and Exchange Commission on August 28, 1997.

          (2) Amendment to By-Laws dated October 16, 1991 - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A (File
               Nos. 33-12988 and 811-05088) filed with the
               Securities and Exchange Commission on August 28,
               1997.

    (c)   Not applicable.

    (d) Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment
          No. 26 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088) filed with the Securities and Exchange Commission on August 28, 1997.

    (e)   Not applicable.

    (f)   Not applicable.

    (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 25, 1988, as amended through July 17, 1996 - Incorporated by reference to Exhibit 6 to Post Effective Amendment
          No. 21 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088) filed with the Securities and Exchange Commission on September 1, 1996.

    (h)   (1)  Transfer Agent Agreement between the Registrant
               and State Street Bank and Trust Company -
               Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A (File
               Nos. 33-12988 and 811-05088) filed with the
               Securities and Exchange Commission on August 30,
               1995.

          (2) Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company - Incorporated by reference to
               Exhibit 9 to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088) filed with the Securities and Exchange Commission on October 31, 1997.

    (i)   Not applicable.

    (j)   Not applicable.

    (k)   Not applicable.

    (l)   Not applicable.

    (m)   Not applicable.

    (n)   Not applicable.

    (o)   Rule 18f-3 Plan - Incorporated by reference to
          Exhibit 18 to Post-Effective Amendment No. 19 to the
          Registrant's Registration Statement on Form N-1A (File
          Nos. 33-12988 and 811-05088) filed with the Securities and Exchange Commission on January 31, 1996.

          Other Exhibits - Powers of Attorney of John D. Carifa, Ruth Block, Richard W. Couper, William H. Foulk, Jr., Brenton W. Harries and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 28 of Registrant's Registration statement on Form N-1A (File Nos. 33-12988 and 811-05088) filed with the Securities and Exchange Commission on January 30, 1998.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT.

          As of November 9, 1998, the Registrant, The Alliance
          Portfolios, believes that no person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.  INDEMNIFICATION.

          Paragraph (n) of Section 3, Article IV of the
          Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

               "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

    Section 2 of Article VII of the Registrant's Agreement and
Declaration of Trust provides in relevant part:

          "Limitation of Liability

          Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

    Article VIII of the Registrant's Agreement and Declaration of
Trust provides in relevant part:

                          ARTICLE VIII
                         Indemnification

          "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

          "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR
          SURETY

          Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

          The Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

          The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

          The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.

          The Registrant participates in a joint directors and officers liability policy for the benefit of its Trustees and officers.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISER.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  PRINCIPAL UNDERWRITERS.

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

          AFD Exchange Reserves
          Alliance All-Asia Investment Fund, Inc.
          Alliance Balanced Shares, Inc.
          Alliance Bond Fund, Inc.
          Alliance Capital Reserves
          Alliance Global Dollar Government Fund, Inc.
          Alliance Global Environment Fund, Inc.
          Alliance Global Small Cap Fund, Inc.
          Alliance Global Strategic Income Trust, Inc.
          Alliance Government Reserves

          Alliance Greater China 97 Fund, Inc.
          Alliance Growth and Income Fund, Inc.
          Alliance High Yield Fund, Inc.
          Alliance Institutional Funds, Inc.
          Alliance Institutional Reserves, Inc.
          Alliance International Fund
          Alliance International Premier Growth Fund, Inc.
          Alliance Limited Maturity Government Fund, Inc.
          Alliance Money Market Fund
          Alliance Mortgage Securities Income Fund, Inc.
          Alliance Multi-Market Strategy Trust, Inc.
          Alliance Municipal Income Fund, Inc.
          Alliance Municipal Income Fund II
          Alliance Municipal Trust
          Alliance New Europe Fund, Inc.
          Alliance North American Government Income Trust, Inc.
          Alliance Premier Growth Fund, Inc.
          Alliance Quasar Fund, Inc.
          Alliance Real Estate Investment Fund, Inc.
          Alliance Select Investor Series, Inc.
          Alliance Technology Fund, Inc.
          Alliance Utility Income Fund, Inc.
          Alliance Variable Products Series Fund, Inc.
          Alliance Worldwide Privatization Fund, Inc.
          The Alliance Fund, Inc.
          The Alliance Portfolios

    (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Karen J. Bullot             Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President

Jamie A. Atkinson           Vice President

Benji A. Baer               Vice President

Kenneth F. Barkoff          Vice President

Casimir F. Bolanowski       Vice President

Michael E. Brannan          Vice President

Timothy W. Call             Vice President

Kevin T. Cannon             Vice President

John R. Carl                Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

John W. Cronin              Vice President

Richard W. Dabney           Vice President

Stephen J. Demetrovits      Vice President

John F. Dolan               Vice President

John C. Endahl              Vice President

Sohaila S. Farsheed         Vice President

Shawn C. Gage               Vice President

Joseph C. Gallagher         Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Alex G. Garcia              Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Scott F. Heyer              Vice President

Timothy A. Hill             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Richard D. Keppler          Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Henry Michael Lesmeister    Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Jerry W. Lynn               Vice President

Christopher J. MacDonald    Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

Jeffrey P. Mellas           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Nicole Nolan-Koester        Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

David E. Willis             Vice President

Emilie D. Wrapp             Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Patrick Look                Assistant Vice
                            President and
                            Assistant Treasurer

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Charles M. Barrett          Assistant Vice
                            President

Robert F. Brendli           Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Russell R. Corby            Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

John E. English             Assistant Vice
                            President

Duff C. Ferguson            Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President

Michael Laino               Assistant Vice
                            President

Nicholas J. Lapi            Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Richard J. Olszewski        Assistant Vice
                            President

Catherine N. Peterson       Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Gayle S. Stamer             Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Vincent T. Strangio         Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice
                            President

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President

Christopher J. Zingaro      Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

         (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 30.  UNDERTAKINGS.

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                      ********************

                             NOTICE


         A copy of the Agreement and Declaration of Trust of The Alliance Portfolios (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 22nd day of December, 1998.

                             THE ALLIANCE PORTFOLIOS

                             By /s/John D. Carifa
                             ______________________________
                                   John D. Carifa
                                  Chairman and President



         Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

    Signature                     Title        Date

1)  Principal Executive Officer

    /s/ John D. Carifa            Chairman     December 22, 1998
     _______________________      and President
        John D. Carifa

2)  Principal Financial and
    Accounting Officer

    /s/ Mark D. Gersten           Treasurer    December 22, 1998
    ________________________      and Chief
        Mark D. Gersten           Financial
                                  Officer

All of the Trustees

    Ruth Block
    John D. Carifa
    Richard W. Couper
    William H. Foulk, Jr.
    Brenton W. Harries
    Donald J. Robinson

    by /s/ Edmund P. Bergan, Jr.               December 22, 1998
       ________________________
           (Attorney-in-fact)
           Edmund P. Bergan, Jr.

                          EXHIBIT INDEX


Exhibit
No.           Description

None.














































                              C-21
00250184.BF8